                                                                    EXHIBIT 10.1
                                                                    ------------


--------------------------------------------------------------------------------

                        CMC SECURITIES CORPORATION II,

                                   Depositor

                        CAPSTEAD MORTGAGE CORPORATION,

                                 Administrator

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

                                    Trustee

                           _________________________

                     POOLING AND ADMINISTRATION AGREEMENT

                          Dated as of October 1, 1996

                           _________________________

                REMIC Pass-Through Certificates, Series 1996-C


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                                    Page
                                                                                                    ----
                                  ARTICLE I.

                                  DEFINITIONS

Section 1.1    Definitions........................................................................   1

                                 ARTICLE II.

                CONVEYANCE AND DELIVERY OF THE MORTGAGE ASSETS

Section 2.1    Conveyance of the Asset Certificates and the PWRES Mortgage Loans..................  28
Section 2.2    Delivery of the Asset Certificates and the PWRES Mortgage Loans....................  28
Section 2.3    Acceptance by the Trustee..........................................................  30
Section 2.4    Repurchase of Mortgage Loans.......................................................  32
Section 2.5    Execution of Certificates..........................................................  33

                                 ARTICLE III.

                               THE CERTIFICATES

Section 3.1    The Certificates...................................................................  33
Section 3.2    Registration of Transfer and Exchange of Certificates; Transfer
               Restrictions
Section 3.3    Mutilated, Destroyed, Lost or Stolen Certificates..................................  39
Section 3.4    Persons Deemed Owners..............................................................  39
Section 3.5    Access to List of Certificateholders' Names and Addresses..........................  40
Section 3.6    Deemed Representation for Class A Certificates.....................................  40

                                  ARTICLE IV.

                          ACCOUNTS AND DISTRIBUTIONS

Section 4.1    The Certificate Account; Collections on the Asset Certificates.....................  40
Section 4.2    Distributions......................................................................  41
Section 4.3    Calculation of One-Month LIBOR.....................................................  46
Section 4.4    Method of Distribution.............................................................  46
Section 4.5    Statement to Certificateholders....................................................  47
Section 4.6    Advance Account....................................................................  49
Section 4.7    Class R Reserve Account............................................................  51
Section 4.8    Class X Reserve Account............................................................  51
Section 4.9    Custodial Account..................................................................  52

Section 4.10   Claims Upon the Certificate Insurance Policy; Policy Payments;
               Policy Payments Account............................................................  52

                                  ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES; COVENANT

Section 5.1    Representations and Warranties of the Company......................................  53
Section 5.2    Representations and Warranties of the Administrator................................  55
Section 5.3    Restrictions on Modifications to Documents in Mortgage File........................  56
Section 5.4    Covenant Respecting Credit Enhancement.............................................  56

                                  ARTICLE VI.

                               THE ADMINISTRATOR

Section 6.1    General............................................................................  57
Section 6.2    Accounting For Mortgage Loan Payments..............................................  58
Section 6.3    Monitoring of Servicers' Performance...............................................  58
Section 6.4    Fees of Administrator..............................................................  58
Section 6.5    Administrator's Insurance Policies.................................................  59
Section 6.6    Liability of Administrator for Expenses............................................  59
Section 6.7    Annual Independent Certified Public Accountants' Reports for
               Administrator......................................................................  59
Section 6.8    Standby Servicing Obligation.......................................................  60
Section 6.9    Administrator's Obligation to Make Monthly Advances and Expense Advances...........  60
Section 6.10   Resignation of Administrator.......................................................  61
Section 6.11   Amendment of Servicing Agreements..................................................  61

                                  ARTICLE VIA

                        REMIC Administration Provisions

Section 6A.1.  Realization Upon Defaulted PWRES Mortgage Loans....................................  61
Section 6A.2.  Title and Management of REO Property...............................................  62
Section 6A.3.  Modifications, Waivers, Amendments and Consents....................................  63
Section 6A.4.  Reports of Foreclosures and Abandonments of Mortgaged Property.....................  64

                                 ARTICLE VII.

                                  THE TRUSTEE

Section 7.1    Duties of Trustee..................................................................  64
Section 7.1A   Maintenance of the Certificate Insurance Policy....................................  66
Section 7.2    Certain Matters Affecting the Trustee..............................................  66
Section 7.3    Trustee Not Liable for Certificates or Mortgage Loans..............................  67

Section 7.4    Trustee May Own Certificates.......................................................  67
Section 7.5    Trustee's Fees and Expenses........................................................  67
Section 7.6    Eligibility Requirements for Trustee...............................................  68
Section 7.7    Resignation or Removal of the Trustee..............................................  68
Section 7.8    Successor Trustee..................................................................  69
Section 7.9    Merger or Consolidation of Trustee.................................................  70
Section 7.10   Trustee to Cooperate; Release of Mortgage Files....................................  70
Section 7.11   Trustee Not Acting in Individual Capacity..........................................  71
Section 7.12   Appointment of Co-Trustee or Separate Trustee......................................  71
Section 7.13   Insurer Rights of Subrogation. etc.................................................  72
Section 7.14   Direction to the Trustee...........................................................  73

                                 ARTICLE VIII.

          AMENDMENT OF ASSET ISSUANCE AGREEMENTS; REGULATORY REPORTS

Section 8.1    Amendment of Asset Issuance Agreements; Regulatory Reports.........................  73
Section 8.2    Preparation of Regulatory Reports..................................................  74

                                  ARTICLE IX.

                                    DEFAULT

Section 9.1    Events of Default..................................................................  75
Section 9.2    Trustee to Act; Appointment of Successor...........................................  77
Section 9.3    Notification to Certificateholders.................................................  77
Section 9.4    Trustee May File Proofs of Claim...................................................  78
Section 9.5    Trustee May Enforce Claims Without Possession  of Certificate......................  78
Section 9.6    Rights and Remedies Cumulative.....................................................  78
Section 9.7    Delay or Omission Not Waiver.......................................................  79

                                  ARTICLE X.

                               REMIC PROVISIONS

Section 10.1   REMIC Administration Provisions....................................................  79
Section 10.2   Investments........................................................................  81
Section 10.3   Designations under the REMIC Provisions............................................  82

                                  ARTICLE XI.

                                  TERMINATION

Section 11.1   Termination upon Repurchase by the Company or Liquidation of All
               Asset Certificates and All PWRES Mortgage Loans....................................  82
Section 11.2   Additional Termination Requirements................................................  84

Section 11.3   Distributions on the Final Distribution Date.......................................  84

                                 ARTICLE XII.

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

Section 12.6   Trustee To Act Solely with the Consent of Certificate Insurer......................  86

                                 ARTICLE XIII.

                           MISCELLANEOUS PROVISIONS

Section 13.1   Amendment..........................................................................  86
Section 13.2   Recordation of Agreement; Counterparts.............................................  87
Section 13.3   Limitation on Rights of Certificateholders.........................................  88
Section 13.4   Limitation on Liability of Parties.................................................  88
Section 13.5   Limitation on Liability of Directors, Officers, Employees and Agents of a Party....  88
Section 13.6   GOVERNING LAW......................................................................  88
Section 13.7   Notices............................................................................  89
Section 13.8   Notices to the Rating Agencies.....................................................  89
Section 13.9   Severability of Provisions.........................................................  90
Section 13.10  Restrictions on Sale of Assets.....................................................  90
Section 13.11  Intention of Parties...............................................................  90
Section 13.12  Class X Voting Rights..............................................................  91

                                   EXHIBITS
                                   --------

A-1  Class A Certificate
A-2  Class X Certificate
A-3  Class R Certificate
B-1  1992GA Asset Schedule
B-2  1994UA Asset Schedule
C    Schedule of PWRES Mortgage Loans
D    Copy of Certificate Insurance Policy
E    Schedule of Servicers and Servicing Agreements
F    Residual Certificate Transferee Affidavit
G    Residual Certificate Transferor Letter
H-1 Transfer Certificate as to ERISA Matters for ERISA Restricted Certificates (Non-Insurance Company)
H-2 Transfer Certificate as to ERISA Matters for ERISA Restricted Certificates (Insurance Company)
I    Investment Letter for Restricted Certificates

     THIS IS A POOLING AND ADMINISTRATION AGREEMENT, dated as of October 1, 1996, between CMC Securities Corporation II, a Delaware corporation, as depositor (the "Company"), Capstead Mortgage Corporation, as administrator (the "Administrator") and Texas Commerce Bank National Association, a national banking association, as Trustee (the "Trustee").

                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

     In consideration of the premises and the mutual agreements herein contained, the Company, the Administrator and the Trustee hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     Section 1.1  Definitions.  Whenever used in this Agreement, the following
                  -----------
words and phrases, unless the context otherwise requires, shall have the meanings indicated:

     Additional Loan:  Any mortgage loan other than a mortgage loan which, as of
     ---------------
the Closing Date, (i) was the subject of coverage under a Mortgage Pool Insurance Policy or a Special Hazard Policy or (ii) had the benefit of the coverage provided by a Bankruptcy Account or a Special Hazard Account.

     Administration Officer:  Any officer of the Administrator involved in, or
     ----------------------
responsible for, the administration of the Mortgage Loans whose name appears on a list of officers furnished to the Trustee, the Certificate Insurer and the Company by the Administrator, as such list may from time to time be amended.

     Administrator:  Capstead Mortgage Corporation, a Maryland corporation, or
     -------------
any successor to its duties under this Agreement as provided in Section 9.2.

     Administrator's Fee:  The fee payable to the Administrator on each
     -------------------
Distribution Date pursuant to Section 4.2(a)(i), commencing on the Distribution Date in November 1996, in an amount (rounded to the nearest dollar) equal to one-twelfth of the product of (i) the Administrator's Fee Rate and (ii) the aggregate outstanding principal balance of the PWRES Mortgage Loans as of the immediately preceding Distribution Date.

     Administrator's Fee Rate:  0.0285% or 2.85 basis points.
     ------------------------

     Advance Account:  The trust account and any related subaccounts created and
     ---------------
maintained pursuant to Section 4.7. Funds deposited in the Advance Account shall be held for the uses and purposes set forth in Section 4.7.

     Agreement:  This Pooling and Administration Agreement, as the same may be
     ---------
supplemented and/or amended from time to time.

     Application for Relief:  As defined in Section 8.2(a).
     ----------------------

     ARM Mortgage Loan:  A Mortgage Loan that bears interest at a per annum rate
     -----------------
that is  adjustable periodically based on an index.

     1992GA Asset Certificates:  As of any date of determination, each of the
     -------------------------
pass-through certificates identified on the 1992GA Asset Schedule and not theretofore released from the Trust Fund by the Trustee.

     1994UA Asset Certificates:  As of any date of determination, each of the
     -------------------------
pass-through certificates identified on the 1994UA Asset Schedule and not theretofore released from the Trust Fund by the Trustee.

     Asset Certificates:  The 1992GA Asset Certificates and the 1994UA Asset
     ------------------
Certificates, collectively.

     Asset Certificate Trustee:  The entity identified in each Asset Issuance
     -------------------------
Agreement as the trustee thereunder.

     Asset Distribution Statement:  As defined in Section 4.1(b).
     ----------------------------

     1992GA Asset Issuance Agreement:  The Amended and Restated Pooling and
     -------------------------------
Administration Agreement, dated as of October 1, 1993, as amended by Amendment Nos. 1 and 2 thereto, and as supplemented by Supplement Nos. 1 through 6 thereto, each among Capstead Capital Corporation, as sponsor, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee, as further amended by Amendment Nos. 3 and 4 thereto, each dated as of October 1, 1996, among the Company, Capstead Capital Corporation, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee. The 1992GA Asset Issuance Agreement provided for the issuance of the 1992GA Asset Certificates and the Other 1992GA Certificates.

     1994UA Asset Issuance Agreement:  The Pooling and Administration Agreement,
     -------------------------------
dated as of April 1, 1994, as amended by Amendment No. 1 thereto, and as supplemented by Supplement Nos. 1 and 2 thereto, each among Capstead Capital Corporation, as sponsor, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee, and as further amended by Amendment Nos. 2 and 3, each dated as of October 1, 1996, among the Company, Capstead Capital Corporation, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee. The 1994UA Asset Issuance Agreement provided for the issuance of the 1994UA Asset Certificates and the Other 1994UA Certificates.

     Asset Principal Balance:  As of any date of determination, and as to an
     -----------------------
Asset Certificate, the outstanding "Certificate Principal Balance" (as defined in the applicable Asset Issuance Agreement) thereof as of such date of determination, calculated in accordance with the terms of such Asset Certificate.

     1992GA Asset Schedule:  As of any date of determination, the schedule of
     ---------------------
1992GA Asset Certificates included in the Trust Fund. The initial schedule of 1992GA Asset Certificates as of the Cut-off Date is attached hereto as Exhibit
                                                                       -------
B-1.
---

     1994UA Asset Schedule:  As of any date of determination, the schedule of
     ---------------------
1994UA Asset Certificates included in the Trust Fund. The initial schedule of 1994UA Asset Certificates as of the Cut-off Date is attached hereto as Exhibit
                                                                       -------
B-2.
---

     Assignment and Assumption Agreements: The FNMC Assignment and Assumption
     ------------------------------------
Agreements and/or the ICI Assignment and Assumption Agreement, as applicable.

     Asset Schedule: The 1992GA Asset Schedule or 1994UA Asset Schedule, as
     --------------
applicable.

     Available Funds Cap: As of any Distribution Date, an amount equal to the
     -------------------
product of (i) interest accrued for the actual number of days in the related Interest Accrual Period at the Net WAC Rate on the Class Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (ii) a fraction, not less than one, the numerator of which is the Pool Principal Balance for such Distribution Date and the denominator of which is the Class Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

     Available Funds Cap Rate:  With respect to any Distribution Date, a per
     ------------------------
annum rate equal to the product of (i) the Net WAC Rate, and (ii) a fraction, not less than one, the numerator of which is the Pool Principal Balance for such Distribution Date and the denominator of which is the Class Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

     1992GA Bankruptcy Account:  The "Bankruptcy Account" defined in the 1992GA
     -------------------------
Asset Issuance Agreement.

     1994UA Bankruptcy Account:  The "Bankruptcy Account" defined in the 1994UA
     -------------------------
Asset Issuance Agreement.

     Bankruptcy Account:  (i) With respect to the 1992GA Asset Certificates, the
     ------------------
1992GA Bankruptcy Account, and (ii) with respect to the Series 1994UA Asset Certificates, the 1994UA Bankruptcy Account.

     Bankruptcy Losses:  Losses due to a Mortgagor's bankruptcy.
     -----------------

     BIF:  The Bank Insurance Fund of the FDIC, or its successor in interest.
     ---

     Book-Entry Certificate:  As of the Closing Date, any Class A Certificate.
     ----------------------

     Book-Entry Nominee:  As defined in Section 3.2(b).
     ------------------

     Business Day:  Except as provided otherwise herein, a day  other than (i) a
     ------------
Saturday or a Sunday or (ii) a day which shall be in the State of Texas or New York City a legal holiday or a day on which banking institutions in the State of Texas or New York City are authorized or obligated by law or executive order to be closed.

     Cal Fed:  California Federal Savings Bank.
     -------

     Cap Agreement:  The requirement of the Trustee to make distributions from
     -------------
the Class X Reserve Account and the Class R Reserve Account pursuant to Sections 4.2(a)(ii)(D) and (iv)(D).

     Certificate:  Each of the certificates signed and countersigned by the
     -----------
Trustee in substantially the forms attached hereto as Exhibit A-1, A-2 and A-3.
                                                      ------------------------
The Certificates shall be divided into three Classes, having the designations, Initial Class Certificate Principal Balances, Certificate Interest Rates and Minimum Denominations as follows:

                              Initial
                               Class
                            Certificate         Certificate
                             Principal            Interest              Minimum
     Designation              Balance              Rate             Denomination /(3)/
     -----------              -------              ----             ------------------
Class A                     $266,806,062            (2)               $25,000.00

Class X                       $100/(1)/             (2)            $2,000,000.00/(4)/

Class R                       $100                  N/A                  $100

___________________________
(1) The Class X Certificate will accrue interest during each Interest Accrual Period at the Class X Certificate Interest Rate on the Class X Notional Principal Balance as provided herein. No interest shall accrue on the Class Certificate Principal Balance of the Class X Certificates.
(2) The Certificate Interest Rate for the Class A and Class X Certificates shall be a variable rate per annum determined as provided herein.
(3)  One Certificate of each Class may be issued in a different denomination.
(4) Based on the Class X Notional Principal Balance. The Class X Certificates shall be issued in integral multiples of $100.00 in excess of such minimum denomination.

     Certificate Account:  The trust account created and maintained pursuant to
     -------------------
Section 4.1, which account shall at all times be maintained as an Eligible Account. Funds in respect of the Mortgage Assets deposited in the Certificate Account shall be held in trust for the related Certificateholders for the uses and purposes set forth in Section 4.1.

     Certificate Insurance Policy:  The financial guaranty insurance policy
     ----------------------------
issued by the Certificate Insurer, together with all endorsements thereto, a copy of which is attached hereto as Exhibit D.
                                    ---------

     Certificate Insurer:  Financial Security Assurance Inc. and all successors
     -------------------
thereto.

     Certificate Insurer Default:  The existence and continuance of any of the
     ---------------------------
following: (a) a Certificate Insurer Monetary Default or (b) Certificate Insurer
(1) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (2) makes a general assignment for the benefit of its creditors, or (3) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonapplicable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or
(2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

     Certificate Insurer Monetary Default:  A  failure by the Certificate
     ------------------------------------
Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

     Certificate Insurer Premium:  The premium payable to the Certificate
     ---------------------------
Insurer on each Distribution Date in accordance with the Premium Letter and pursuant to Section 4.2(a)(i) commencing on the Distribution Date in November 1996, in an amount (rounded to the nearest dollar) equal to one-twelfth of the product of (i) the Certificate Insurer Premium Rate and (ii) the Class Certificate Principal Balance of the Class A Certificates immediately preceding such Distribution Date.

     Certificate Insurer Premium Rate:  0.11% per annum.
     --------------------------------

     Certificate Interest Rate: The Class A Certificate Interest Rate, the Class
     -------------------------
X Certificate Interest Rate or the Class R Certificate Interest Rate, as applicable.

     Certificate Principal Balance:  The Class A Certificate Principal Balance,
     -----------------------------
the Class X Certificate Principal Balance or the Class R Certificate Principal Balance, as applicable.

     Certificate Owner:  With respect to any Book-Entry Certificate, the person
     -----------------
who is the beneficial owner thereof.

     Certificate Register:  The register maintained pursuant to Section 3.2.
     --------------------

     Certificate Registrar:  The registrar appointed pursuant to Section 3.2.
     ---------------------

     Certificated Mortgage Loans:  The Mortgage Loans evidenced by the Asset
     ---------------------------
Certificates.

     Certificateholder or Holder:  At any relevant time, the person in whose
     ---------------------------
name a Certificate is registered in the Certificate Register except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate of any Class, to the extent that the Company or any affiliate thereof is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent has been obtained; provided, however, that in determining whether
                                --------  -------
the Trustee shall be protected in relying on such consent, only those Certificates of which the Trustee has notice to be so held shall be so disregarded.

     Claim Deadline: As defined in Section 4.10(a).
     --------------

     Class:  All Certificates bearing the same class designation.
     -----

     Class A Certificate:  Any Class A Certificate, executed and authenticated
     -------------------
pursuant to this Agreement, in substantially the form attached hereto as Exhibit
                                                                         -------
A-1.
---

     Class A Certificate Interest Rate:  With respect to the Class A
     ---------------------------------
Certificates and an Interest Accrual Period, a per annum rate equal to the lesser of (i) the One-Month LIBOR Capped Rate or (ii) the Available Funds Cap Rate.

     Class A Certificate Principal Balance:  With respect to a Class A
     -------------------------------------
Certificate and as of any date of determination, an amount equal to the Certificate Principal Balance thereof as of the Closing Date, reduced by all amounts in respect of the Class A Principal Distribution Amount previously distributed in respect of such Class A Certificate on all previous Distribution Dates (other than any amounts that constitute mortgagor payments that are recovered from such Certificateholders as voidable preferences by a trustee in bankruptcy unless such preference amounts have been reimbursed to such Certificateholders from Insured Payment Amounts) and all amounts of Excess Spread, if any, which have been applied to reduce the Certificate Principal Balance of such Class A Certificate since the Closing Date.

     Class A Interest Distribution Amount:  As to any Distribution Date and the
     ------------------------------------
Class A Certificates, interest accrued for the actual number of days in the related Interest Accrual Period at the Class A Certificate Interest Rate on the Class Certificate Principal Balance thereof immediately prior to such Distribution Date.

     Class A Principal Distribution Amount:  With respect to a Distribution
     -------------------------------------
Date, an amount equal to the lesser of (A) the excess of (i) the sum, as of such Distribution Date, of all amounts on deposit in the Certificate Account, together with any Insured Payment Amounts, over (ii) the Class A Interest Distribution Amount; and (B) the sum, without duplication, of (i) each scheduled payment of principal in respect of the Mortgage Assets collected or advanced by the applicable Servicer in the related Due Period and received by the Administrator on the related Remittance Date or advanced by the Administrator pursuant to Section 6.9, (ii) all partial and full principal prepayments collected by the applicable Servicer during such related Due Period and received by the Administrator on the related Remittance Date, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds collected by the Servicer during the related Due Period and received by the Administrator on the related Remittance Date, (iv) that portion of the purchase price of any repurchased Mortgage Loan which represents principal and is received by the Administrator on the related Remittance Date,
(v) the amount of any Coverage Deficit for such Distribution Date, and (vi) the proceeds received by the Trustee upon a liquidation of the Trust Fund (to the extent such proceeds relate to principal)

     Class A Regular Interest: The regular interest, within the meaning of Code
     ------------------------
Section 860G(a)(1), represented by the Class A Certificates, other than the rights to receive amounts under the Cap Agreement.

     Class A Required Overcollateralization Amount:  With respect to the Class A
     ---------------------------------------------
Certificates and any Distribution Date on which an Excess Spread Trigger has not occurred, an amount equal to

1.50% of the PWRES Pool Principal Balance as of the Cut-off Date, subject to the following: (i) if the Step Up Trigger has occurred, the Class A Required Overcollateralization Amount for such Distribution Date will be an amount equal to the PWRES Pool Principal Balance as of such Distribution Date, or (ii) if the Step Up Trigger has not occurred but the Step Down Trigger has occurred, the Class A Required Overcollateralization Amount for such Distribution Date will be an amount equal to the lesser of (I) the PWRES Pool Principal Balance as of such Distribution Date and (II) the greater of (a) 0.50% of the PWRES Pool Principal Balance as of the Cut-Off Date and (b) the lesser of (x) 1.50% of the PWRES Pool Principal Balance as of the Cut-Off Date and (y) the Class A Stepped Down Required Subordinated Percentage of the PWRES Pool Principal Balance as of such Distribution Date. Notwithstanding the foregoing, if an Excess Spread Trigger has occurred, the Class A Required Overcollateralization Amount for such Distribution Date shall be the sum of (a) the Class A Required Overcollateralization Amount otherwise obtained hereunder and (b) three times the excess of (i) one twelfth of 0.50% for such Distribution Date over (ii) one-twelfth of the Excess Spread Rate for such Distribution Date, multiplied by the PWRES Pool Principal Balance as of such Distribution Date.

     Class A Stepped Down Required Subordinated Percentage:  With respect to the
     -----------------------------------------------------
Class A Certificates and any Distribution Date for which the Step Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 1.50% of the PWRES Pool Principal Balance as of the Cut-off Date, and the denominator of which is the PWRES Pool Principal Balance as of such Distribution Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 3.00%, multiplied by (B) the number of consecutive Distribution Dates through and including the Distribution Date for which the Class A Stepped Down Required Subordinated Percentage is being calculated, up to a maximum of three, for which the Step Down Trigger has occurred, and the denominator of which is three.

     Class Certificate Principal Balance:  As to any Class of Certificates and
     -----------------------------------
as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class.

     Class R Certificate:  Any Class R Certificate, executed and authenticated
     -------------------
pursuant to this Agreement, in substantially the form attached hereto as Exhibit
                                                                         -------
A-3.
---

     Class R Certificate Principal Balance:  With respect to a Class R
     -------------------------------------
Certificate and as of any date of determination, an amount, not less than zero, equal to the Certificate Principal Balance thereof as of the Closing Date, reduced by all amounts previously distributed in respect of such Class R Certificate pursuant to Section 4.2 on all previous Distribution Dates.

     Class R Reserve Account: The trust account and any related subaccounts
     -----------------------
created and maintained pursuant to Section 4.8. Funds deposited in the Class R Reserve Account shall be held for the uses and purposes set forth in Section 4.8.

     Class R Residual Interest:  The residual interest, within the meaning of
     -------------------------
the Code Section 860G(a)(2), represented by the Class R Certificate, other than the right to receive the Initial Class R Reserve Account Deposit and earnings thereon and other than the obligation to make payments under the Cap Agreement.

     Class X Certificate:  Any Class X Certificate, executed and authenticated
     -------------------
pursuant to this Agreement, in substantially the form attached hereto as Exhibit
                                                                         -------
A-2.
---

     Class X Certificate Interest Rate:  With respect to the Class X
     ---------------------------------
Certificates and an Interest Accrual Period, a per annum rate equal to the excess of (i) the sum of the Net WAC Rate plus 0.25%, over (ii) the product of
(A) the One-Month LIBOR Capped Rate and (B) the ratio of the number of days in the related Interest Accrual Period over 30 days.

     Class X Certificate Principal Balance:  With respect to a Class X
     -------------------------------------
Certificate and as of any date of determination, an amount, not less than zero, equal to the Certificate Principal Balance thereof as of the Closing Date, reduced by all Overcollateralization Reduction Amounts previously distributed in respect of such Class X Certificate pursuant to Section 4.2 on all previous Distribution Dates.

     Class X Current Interest Distribution Amount:  As to any Distribution Date
     --------------------------------------------
and the Class X Certificates, interest accrued during the related Interest Accrual Period on a 30/360 basis at the Class X Certificate Interest Rate on the Class X Notional Principal Balance immediately prior to such Distribution Date. No Interest shall accrue on the Class Certificate Principal Balance of the Class X Certificates.

     Class X Deferred Interest Distribution Amount:  With respect to the Class X
     ---------------------------------------------
Certificates and as of any Distribution Date, an amount equal to any Class X Current Interest Distribution Amounts for prior Distribution Dates that have not been previously deposited into the Class X Reserve Fund and have been applied to reduce the Class Certificate Principal Balance of the Class A Certificates.

     Class X Notional Principal Balance:  As of any Distribution Date, an amount
     ----------------------------------
equal to the Pool Principal Balance for such Distribution Date.

     Class X Regular Interest: The regular interest, within the meaning of Code
     ------------------------
Section 860G(a)(1), represented by the Class X Certificate, other than the right to receive the Initial Class X Reserve Account Deposit and earnings thereon, and other than the obligation to make payments under the Cap Agreement.

     Class X Reserve Account: The trust account and any related subaccounts
     -----------------------
created and maintained pursuant to Section 4.9. Funds deposited in the Class X Reserve Account shall be held for the uses and purposes set forth in Section 4.9.

     Closing Date:  October 30, 1996.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time, and
     ----
any successor statute thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Company:  CMC Securities Corporation II, a corporation organized and
     -------
existing under the laws of the State of Delaware, or its successor in interest.

     Compensating Interest Payment:  The amount of any payment made by any
     -----------------------------
Servicer to cover the amount of interest, in whole or in part, on the related PWRES Mortgage Loan at the related Mortgage Rate not paid by the related Mortgagor in connection with a Principal Prepayment on such Mortgage Loan.

     Conversion Option:  With respect to an ARM Mortgage Loan, the related
     -----------------
Mortgagor's right to convert the adjustable interest rate to a fixed interest rate for the remaining term of such ARM Mortgage Loan, subject to certain conditions being met prior to conversion, in accordance with the provisions of the related Mortgage Note and Mortgage.

     Corporate Trust Office:  The principal corporate trust office of the
     ----------------------
Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this Agreement is located at 600 Travis, 8th Floor, Attention: Vice President, Corporate Trust Department, Houston, Texas 77002.

     Coverage Deficit:  As of any Distribution Date, the amount by which (i) the
     ----------------
Class Certificate Principal Balance of the Class A Certificates as of such Distribution Date (after giving effect to the distribution of the Class A Principal Distribution Amount (except for the Coverage Deficit) on such Distribution Date) exceeds (ii) the Pool Principal Balance as of the end of the related Due Period.

     CPR:  An assumed constant rate of prepayment each month, expressed as an
     ---
annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

     Cumulative Certificate Insurance Payments:  As of any time of
     -----------------------------------------
determination, (i) all Insured Payment Amounts previously made by the Certificate Insurer under the Certificate Insurance Policy plus (ii) any other amounts due to the Certificate Insurer from the Company pursuant to the Insurance Agreement, plus (iii) interest payable to the Certificate Insurer pursuant to Section 3.03(b) of the Insurance Agreement, minus (iv) all payments previously made to the Certificate Insurer pursuant to Section 4.2(a) hereof as reimbursement for such amounts.

     Cumulative Loss Percentage:  As to any Distribution Date and the PWRES
     --------------------------
Mortgage Loans, the percentage equivalent of the fraction obtained by dividing
(i) the principal amount of cumulative Loan Losses on the PWRES Mortgage Loans from the Cut-off Date through such Distribution Date by (ii) the PWRES Pool Principal Balance as of the Cut-off Date.

     Custodial Accounts:  The accounts referred to in Section 4.10 maintained by
     ------------------
the Servicers pursuant to their respective Servicing Agreements and into which the Servicers deposit all Revenues (as defined in the respective Servicing Agreements) and from which funds, including but not limited to monthly payments of principal and interest on the PWRES Mortgage Loans, are remitted by the Servicers on or before each Remittance Date.

     Cut-off Date: October 1, 1996.
     ------------

     Definitive Certificates:  As defined in Section 3.2(f).
     -----------------------

     Delinquency Percentage:  As of the last day of any Due Period and with
     ----------------------
respect to the PWRES Mortgage Loans, the percentage equivalent of a fraction, the numerator of which equals the aggregate outstanding principal balances of all the PWRES Mortgage Loans that are 60 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and the denominator of which is the aggregate outstanding principal balance of all the PWRES Mortgage Loans as of such last day of such Due Period.

     Delinquent Mortgage Loan:  As of the last day of a Due Period, a Mortgage
     ------------------------
Loan in respect of which one or more Monthly Payments, including a Monthly Payment due and payable in respect of an REO Property or due and payable under a Foreclosed Mortgage Loan, is unpaid more than sixty (60) days after the related original scheduled payment date.

     Determination Date:  With respect to a Distribution Date, the third (3rd)
     ------------------
Business Day preceding the eighteenth day of the calendar month in which such Distribution Date occurs.

     Depository:  The initial Depository shall be The Depository Trust Company,
     ----------
the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for which from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Deficient Valuation:  As to any PWRES Mortgage Loan and any Determination
     -------------------
Date, the excess of (a) the then unpaid principal balance of such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

     Directly Operate:  With respect to any REO Property, the furnishing or
     ----------------
rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale, or the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Series 1996-C REMIC other than through an Independent Contractor; provided, however, that the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     Disqualified Organization:  Any of the following:  (i) the United States,
     -------------------------
any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing; (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States,""State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

     Distribution Date:  The 25th day of each calendar month or, if such 25th
     -----------------
day is not a Business Day, the next succeeding Business Day, commencing in November 1996.

     Distribution Date Statement:  The statement referred to in Section 4.5(a)
     ---------------------------
hereof.

     Distribution Rate:  As defined in the applicable Asset Issuance Agreement.
     -----------------

     Due Date:  The first day of the month of the related Distribution Date.
     --------

     Due Period:  With respect to a Distribution Date, the period commencing on
     ----------
the second day of the month immediately preceding such Distribution Date and ending on the first day of the month in which such Distribution Date occurs.

     Eligible Account:  At any time, an account which is any of the following:
     ----------------
(i) an account maintained with a depository institution (A) the long-term debt obligations of which (or, in the case of a depository institution which is a part of a holding company structure, the debt obligations of the holding company of which) are at such time assigned by the Rating Agency its highest long-term rating, or (B) the short-term debt obligations of which are then rated by the Rating Agency in its highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF;
(iii) an account maintained with and in the name of the Trustee, in trust, and in respect of which the amounts from time to time on deposit therein are insured by the BIF or the SAIF (to the limits established by the FDIC, taking into account all deposits within the institution with respect to the same beneficiaries), provided that all the funds deposited in such account are
                --------
invested in Permitted Instruments within one (1) Business Day of receipt in such account or, if not invested in Permitted Instruments, are remitted to the Certificateholders within one (1) Business Day of receipt in such account; (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder; or
(v) an account that will not cause the Rating Agencies to downgrade or withdraw their respective then-current ratings assigned to the Certificates, as evidenced in writing by the Rating Agencies and determined without regard to the Certificate Insurance Policy.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ERISA-Restricted Certificate: Any Class X or Class R Certificate.
     ----------------------------

     Evaluation Report of Servicer:  The report in the form prescribed from time
     -----------------------------
to time by the Administrator and approved by the Certificate Insurer to be provided by the Administrator pursuant to Section 6.3.

     Event of Default:  One of the events specified in Section 9.1.
     ----------------

     Excess Spread:  As defined in Section 4.2 (a)(v).
     -------------

     Excess Spread Rate:  With respect to any Distribution Date, the per annum
     ------------------
rate equal to the Net WAC plus 0.25% minus the Class A Certificate Interest Rate for such Distribution Date.

     Excess Spread Trigger:  For any Distribution Date following the 6th
     ---------------------
Distribution Date, an Excess Spread Trigger will have occurred if (i) the Excess Spread Rate for such Distribution Date is less than 0.50% and (ii) if the Rolling Delinquency Percentage for such Distribution Date is equal to or greater than 4.00%.

     Exchange Act:  As defined in Section 8.2(a).
     ------------

     Expense Advance:  An advance of funds other than a Monthly Advance,
     ---------------
required to be made by a Servicer pursuant to its respective Servicing Agreement, which in the judgment of the Administrator is an appropriate expenditure made or to be made by such Servicer in connection with the performance of its duty to service the Mortgage Loans, including advances to pay all reasonable expenditures related to foreclosure proceedings, all reasonable expenditures related to the defense of any lawsuit to defend title to any property subject to a Mortgage or to defend title to any property acquired as a result of a foreclosure and all expenses incurred in making repairs to any property subject to a Mortgage, all advances by such Servicer due to deficiencies in the amount of Escrow Payments (as defined in the Servicing Agreements) received by such Servicer, and all other advances to pay expenses for any other purpose, but excluding Nonreimbursable Expenses.

     Extraordinary Expense:  Any expenses incurred by the Trustee in connection
     ---------------------
with the enforcement of its rights hereunder with respect to the Administrator.

     FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.
     ----

     FHA:  The Federal Housing Administration of the Department of Housing and
     ---
Urban Development of the United States of America, or any successor thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     First California:  First California Mortgage Corporation.
     ----------------

     FNMA:  The Federal National Mortgage Association, or any successor thereto.
     ----

     FNMC:  First Nationwide Mortgage Corporation.
     ----

     FNMC Assignment and Assumption Agreements:  The two Assignment, Assumption
     -----------------------------------------
and Recognition Agreements, each dated as of October 30, 1996, among FNMC, the Company and the Trust.

     Foreclose or Foreclosed:  To liquidate the principal of a Mortgage Loan by
     -----------------------
foreclosure, deed in lieu of foreclosure or otherwise.

     FORM 15:  As defined in Section 8.2(b).
     -------

     GMAC:  GMAC Mortgage Corporation of PA.
     ----

     GEMICO:  General Electric Mortgage Insurance Corporation and its
     ------
successors.

     GEMICO Policy:  The Mortgage Pool Insurance Policy specified in the 1992GA
     -------------
Asset Issuance Agreement.

     ICI:  ICI Funding Corporation, a California corporation.
     ---

     ICI Assignment and Assumption Agreement: The Assignment and Assumption
     ---------------------------------------
Agreement dated as of the October 30, 1996 by and between the Company and the Trust.

     Independent Contractor:  Either (i) any Person (other than the
     ----------------------
Administrator) that would be an "independent contractor" with respect to the Series 1996-C REMIC within the meaning of Section 856(d)(3) of the Code if the Series 1996-C REMIC were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of the Class A Certificates and the Class X Certificates or 35% or more of the Class R Certificates, provided that the Series 1996-C REMIC does not receive or derive any income from such Person and the Series 1996-C REMIC is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) or (ii) any other Person (including the Administrator and each Servicer) if the Administrator has received an opinion of Counsel, which shall be obtained at the expense of the Series 1996-C REMIC, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     Initial Certificate Principal Balance:  With respect to any Certificate,
     -------------------------------------
the Certificate Principal Balance of such Certificate on the Closing Date.

     Initial Class Certificate Principal Balance:  The Class Certificate
     -------------------------------------------
Principal Balance of each Class of Certificates as of the Closing Date is as specified in the definition of the term "Certificate".

     Initial Class R Reserve Account Deposit:  Cash in the amount of $25,000.00.
     ---------------------------------------

     Initial Class X Reserve Account Deposit:  Cash in the amount of $25,000.00.
     ---------------------------------------

     Insurance Agreement:  The Insurance and Indemnity Agreement, dated as of
     -------------------
October 1, 1996, among the Company, the Administrator and the Certificate Insurer, as amended or supplemented in accordance with the provisions thereof.

     Insurance Proceeds: (i) With respect to the Certificated Mortgage Loans,
     ------------------
payments received with respect to such Certificated Mortgage Loans under any insurance policy required to be maintained under the applicable Asset Issuance Agreement or any Servicing Agreement, including any Special Hazard Policy or any Mortgage Pool Insurance Policy, net of any expenses which are incurred by the Underlying Trustee, the Underlying Administrator, or a Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Underlying Trustee, the Underlying Administrator or such Servicer but excluding any Insurance Proceeds that are to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with customary loan servicing procedures; (ii) with respect to the PWRES Mortgage Loans, payments received with respect to such PWRES Mortgage Loans under any insurance policy required to be maintained under this Agreement or any Servicing Agreement (other than the Certificate Insurance Policy), net of any expenses which are incurred by the Trustee, the Administrator, or a Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Trustee, the Administrator or such Servicer but excluding any Insurance Proceeds that are to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with customary loan servicing procedures.

     Insured Payment Amount: As defined in Section 4.10.
     ----------------------

     Interest Accrual Period:  With respect to any Distribution Date and any
     -----------------------
Class of Certificates, the one-month period ending on the day prior to the Distribution Date; provided that with respect to the November 1996 Distribution Date, the Interest Accrual Period will commence on the Closing Date and will end on the day prior to the Distribution Date.

     Interest Carryforward Amount:  With respect to the Class A Certificates and
     ----------------------------
any Distribution Date on which the Class A Interest Distribution Amount equals the Available Funds Cap for such Distribution Date, the product of (x) the Class A Certificate Principal Balance immediately prior to such Distribution Date and
(y) the excess of (i) the One-Month LIBOR Capped Rate over (ii) the Available Funds Cap Rate for such Distribution Date.

     Interest Determination Date:  With respect to an Interest Accrual Period,
     ---------------------------
the second Business Day preceding such Interest Accrual Period; provided, however, that the Interest Determination Date for the initial Interest Accrual Period will be October 28, 1996. For purposes of this definition, the term "Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     Latest Possible Maturity Date:  The latest possible maturity date for the
     -----------------------------
Certificates within the meaning of Treasury Regulation Section 1.860G-l(a)(4)(iii), which shall be November 25, 2036.

     Liquidated Mortgage Loan:  A defaulted PWRES Mortgage Loan as to which the
     ------------------------
Administrator or a Servicer has determined that all recoverable liquidation and Insurance Proceeds have been received, which will be deemed to occur upon the earlier of: (a) the liquidation of the related REO Property, or (b) the Administrator's or Servicer's determination in accordance with customary mortgage servicing practices that no further amounts are collectible from the PWRES Mortgage Loan or the related REO Property.

     Liquidation Date:  With respect to a Liquidated Mortgage Loan, the date of
     ----------------
the final transfer to the Certificate Account of all Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds or other payments with respect to such Mortgage Loan, as determined in the sole discretion of the Administrator.

     Liquidation Proceeds:  Amounts received by the Administrator or a Servicer
     --------------------
from Liquidated Mortgage Loans, whether through trustee's sale, foreclosure sale, disposition of REO Property or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties from defaulted Mortgage Loans.

     Loan Loss:  With respect to a Mortgage Loan that has been Foreclosed (the
     ---------
date of such occurrence being the "Foreclosure Date") and with respect to which the Mortgaged Property no longer remains in the applicable Trust Fund, the aggregate outstanding principal balance of such Mortgage Loan, determined by the Administrator as of the Liquidation Date for such Mortgage Loan, following the application of all amounts transferred to the Certificate Account with respect to Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and other payments with respect to such Mortgage Loan through the Liquidation Date.

     Loan Summary and Remittance Report:  The report in the form prescribed from
     ----------------------------------
time to time by the Administrator and approved by the Trustee, to be provided by the Administrator pursuant to Section 6.2(a).

     Majority Certificateholders:  Holders of Certificates of each Class
     ---------------------------
evidencing, as to Class A and Class R, Percentage Interests aggregating not less than 51%, and as to Class X, Percentage Interests in the Class X Certificates aggregating not less than 51% .

     Monthly Advance:  With respect to any calendar month, the aggregate amount
     ---------------
of payments of principal and interest (at the applicable Remittance Rates) on the PWRES Mortgage Loans (prior to the Foreclosure Date) which were due and payable on or before the first (1st) day of such month and which were delinquent as of the close of business on the Business Day next preceding the Remit tance Date of such month, less any portion thereof which, if advanced, would constitute a Nonrecoverable Advance.

     Monthly Payment:  During any calendar month with respect to any Mortgage
     ---------------
Loan, the scheduled payment of principal and interest (at the applicable Remittance Rate) due and payable by the Mortgagor with respect to such Mortgage Loan on the first (1st) day of such calendar month.

     Moody's:  Moody's Investors Service, Inc. or any successor thereto.
     -------

     Mortgage:  The mortgage, deed of trust or other instrument creating a first
     --------
lien on the property securing a Mortgage Note.

     Mortgage Assets:  The Asset Certificates and the PWRES Mortgage Loans,
     ---------------
collectively,

     Mortgage File:  The documents listed in Section 2.2 pertaining to a
     -------------
particular PWRES Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Servicing Agreement.

     Mortgage Loan:  Any one of the Certificated Mortgage Loans or the PWRES
     -------------
Mortgage Loans, as applicable.

     Mortgage Loans:  The Certificated Mortgage Loans and the PWRES Mortgage
     --------------
Loans, collectively.

     Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement
     --------------------------------
dated as of October 30, 1996 by and between PWRES, as Seller, and the Company, as Purchaser.

     Mortgage Note:  The promissory note or other instrument evidencing the
     -------------
indebtedness of a Mortgagor under a Mortgage Note.

     Mortgage Pool Insurance Policy:  (i) With respect to the 1992GA Asset
     ------------------------------
Certificates, the GEMICO Policy, and (ii) with respect to the 1994UA Asset Certificates, the UGIC Policy.

     Mortgage Pool Insurer:  (i) With respect to the 1992GA Asset Certificates,
     ---------------------
GEMICO; and (ii) with respect to the 1994UA Asset Certificates, UGIC.

     Mortgage Rate:  With respect to a Mortgage Loan, the rate of interest borne
     -------------
by such Mortgage Loan from time to time as provided in the related Mortgage
Note.

     Mortgaged Property:  The real property, together with all improvements
     ------------------
thereon, securing the indebtedness of the Mortgagor under the related Mortgage Loan and on which a lien is created by the related Mortgage.

     Net Liquidation Proceeds:  As of each Distribution Date, an amount equal to
     ------------------------
any cash amounts received by the Administrator or a Servicer from Liquidated Mortgage Loans, whether through trustee's sale, foreclosure sale, disposition of REO Property or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties from defaulted Mortgage Loans, in each case, net of any reimbursements to the Administrator or a Servicer made from such amounts for any unreimbursed advances made by the Administrator or such Servicer and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Mortgage Loan or Mortgaged Properties.

     Net Mortgage Rate:  (i) With respect to any Certificated Mortgage Loan, the
     -----------------
"Distribution Rate" as defined in the applicable Asset Issuance Agreement, and
(ii) with respect to any PWRES Mortgage Loan, the then applicable Remittance Rate with respect to such Mortgage Loan, less the Trustee's Fee Rate, and the Administrator's Fee Rate.

     Net WAC Rate:  As of any Distribution Date, a per annum rate equal to the
     ------------
weighted average of the Net Mortgage Rates of the Mortgage Loans, less (A) the Certificate Insurer Premium Rate, (B) 0.25%, and (C) the product of 12 and the sum of any Prepayment Interest Shortfalls and any Relief Act Shortfalls for such Distribution Date (expressed as a percentage of the Pool Principal Balance for such Distribution Date).

     New Lease:  Any lease of REO Property entered into on behalf of the Trust
     ---------
Fund to which such REO Property relates, including any lease renewed or extended on behalf of the Trust Fund if the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) has the right to renegotiate the terms of such lease.

     Non-permitted Foreign Holder:  As defined in Section 3.2(b).
     ----------------------------

     Nonrecoverable Advance:  Any advance which, in the good faith judgment of a
     ----------------------
Servicer or of the Administrator in the event that the Administrator is acting as a servicer, will not ultimately be recoverable by such Servicer or the Administrator, as the case may be, from Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, the Mortgagor or otherwise.

     Nonreimbursable Expenses:  (i) all costs or expenses resulting from failure
     ------------------------
by a Servicer to file timely claims for losses relating to PWRES Mortgage Loans (including the failure to file claims under hazard insurance policies, mortgage guaranty insurance policies, fidelity bonds or errors and omissions policies required to be maintained pursuant to the respective Servicing Agreement), (ii) all costs and expenses resulting from failure by a Servicer to Foreclose Mortgages relating to defaulted PWRES Mortgage Loans in the manner required by the respective Servicing Agreement and applicable servicing guidelines referred to therein, (iii) all costs and expenses incurred by the Administrator in investigating a Servicer's activities under the respective Servicing Agreement when, in the opinion of the Administrator, such investigation is warranted on the basis of adverse information concerning the Servicer, and (iv) all costs and expenses incurred by the Administrator in connection with replacing a Servicer as a servicer of PWRES Mortgage Loans upon an event of default of such Servicer under the respective Servicing Agreement.

     Non-U.S. Person:  An individual, corporation, partnership or other person
     ---------------
other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Notice of Claim:  The Notice of Claim attached as Exhibit A to the
     ---------------
Certificate Insurance Policy.

     Officer's Certificate:  A certificate signed by the Chairman of the Board,
     ---------------------
the Vice Chairman of the Board, the President or a Vice President of the Company, the Administrator or a Servicer, as applicable, and delivered to the Company, the Administrator or Trustee, as required by this Agreement.

     One Month LIBOR:  As of any Interest Determination Date, the rate for one-
     ---------------
month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

     One-Month LIBOR Capped Rate:  As of any Interest Determination Date, a per
     ---------------------------
annum rate equal to One-Month LIBOR plus 0.35%, subject to a cap of 11.0%.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel for
     ------------------
the Company or the Administrator, acceptable to the Company, the Trustee and the Certificate Insurer.

     Originator:  FNMC, GMAC, ICI,  First California and/or Cal Fed, as
     ----------
applicable.

     Other 1992GA Certificates:  As of any date of determination, each of the
     -------------------------
pass-through certificates issued and outstanding under the 1992GA Asset Issuance Agreement that are not 1992GA Asset Certificates.

     Other 1994UA Certificates:  As of any date of determination, each of the
     -------------------------
pass-through certificates issued and outstanding under the 1994UA Asset Issuance Agreement that are not 1994UA Asset Certificates.

     Other Certificates:  (i) With respect to the 1992GA Asset Certificates, the
     ------------------
Other 1992GA Certificates, and (ii) with respect to the 1994UA Asset Certificates, the Other 1994UA Certificates.

     Overcollateralization Amount:  With respect to any Distribution Date, an
     ----------------------------
amount equal to the excess of the Pool Principal Balance for such Distribution Date over the Class Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

     Overcollateralization Reduction Amount:  With respect to any
     --------------------------------------
Overcollateralization Stepdown Date, an amount equal to the lesser of (i) the excess of the Overcollateralization Amount for such Distribution Date over the Required Overcollateralization Amount for such date and (ii) the Class A Principal Distribution Amount for such Distribution Date.

     Overcollateralization Stepdown Date:  Any Distribution Date with respect to
     -----------------------------------
which the Class A Required Overcollateralization Amount is reduced as a result of the application of a Step Down Trigger.

     Percentage Interest:  With respect to any Certificate and at any time, the
     -------------------
percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate, such percentage interest being the amount, expressed as a percentage, that the Initial Certificate Principal Balance of such Certificate (or the initial Class X Notional Principal Balance, in the case of a Class X Certificate) bears to the Initial Class Certificate Principal Balance of such Class (or the initial Class X Notional Principal Balance, in the case of all the Class X Certificates).

     Periodic Report:  As defined in Section 8.2(a).
     ---------------

     Permitted Instruments:  Each of the following:
     ---------------------

          (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time of purchase rated by the Rating Agencies in their respective highest long-term rating categories;

          (iii) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Trustee; provided that the debt obligations of such depository institution or trust company (or, in the case of a subsidiary in a holding company structure, debt obligations of the holding company) at the date of the acquisition thereof have been rated by the Rating Agencies in their respective highest long-term rating categories;

          (iv) pooled or common trust funds of the Trustee, acting as trustee and custodian and not in its commercial capacity and representing ownership solely of the investments listed in clauses (i) through (iii) above, any such pooled or common trust funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Instruments set forth in the Certificates or this Agreement and which have been approved by the Rating Agencies and the Certificate Insurer at the time at which the investment is made, as evidenced in a writing to such effect delivered by the Rating Agencies and the Certificate Insurer to the Administrator and the Trustee;

          (v) deposits, including deposits with the Trustee, which are fully insured by the BIF or the SAIF, as the case may be;

          (vi) with the approval of the Certificate Insurer, participation certificates and senior debt obligations issued by FHLMC (excluding mortgage-backed securities issued by FHLMC);

          (vii) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Trustee, which at the date of acquisition is rated by the Rating Agencies in their respective highest short-term rating categories and which has an original maturity of not more than 365 days;

          (viii) debt obligations rated by the Rating Agencies at the time at which the investment is made in their respective highest long-term rating categories (or those investments specified in (iii) above with depository institutions which have debt obligations rated by the Rating Agencies in their respective highest long-term rating categories);

          (ix) money market funds investing only in other Permitted Instruments and which are rated by the Rating Agencies at the time at which the investment is made in their respective highest long-term rating categories, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Permitted Instruments set forth in the Certificates or this Agreement; or

          (x) any other demand, money market or time deposit obligation, security or investment as may be acceptable to the Rating Agencies and the Certificate Insurer at the time at which the investment is made, as evidenced in a writing to such effect delivered by the Rating Agencies and the Certificate Insurer to the Administrator and the Trustee.

Notwithstanding the foregoing, Permitted Instruments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan:  Any Person which is an employee benefit plan, trust or account
     ----
subject to Title I of ERISA or an individual retirement account or employee benefit plan, trust or account subject to section 4975 of the Code or comparable provisions of any subsequent enactment or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.

     Pool Principal Balance:  As of any Distribution Date, the scheduled
     ----------------------
principal balance of the Mortgage Loans as of the beginning of the month preceding such Distribution Date.

     Premium Letter:  The side letter between the Certificate Insurer and the
     --------------
Company dated October 30, 1996 in respect of the Certificate Insurer Premium.

     Prepayment Interest Shortfall:  With respect to any Principal Prepayment on
     -----------------------------
a Mortgage Loan, the excess of (i) interest at the Remittance Rate for related Interest Accrual Period on such Principal Prepayment calculated on a 30/360 day basis over (ii) the sum of (a) any Compensating Interest Payment, and (b) any payment in respect of interest made by the related Mortgagor in connection with such Principal Prepayment.

     Principal Prepayment:  Any Mortgagor payment or other recovery of principal
     --------------------
on a Mortgage Loan which is not applied by Servicer during the month of receipt to a scheduled payment under the Mortgage Loan and the portion of any Insurance Proceeds, Net Liquidation Proceeds, or other collections representing similar payments.

     Principal Prepayment Rate:  As to any Mortgage Loan on which was made a
     -------------------------
Principal Prepayment during any monthly period, the Net Mortgage Rate then applicable to such Mortgage Loan on an annualized basis on the amount of such Principal Prepayment on such Mortgage Loan, multiplied by a fraction, the numerator of which is the number of days elapsed since the last date on which scheduled principal payments were due to be received on the related Mortgage Note to and including such date of prepayment and the denominator of which is 365 or 366, depending on the number of days in the year of such prepayment.

     PWRES:  Paine Webber Real Estate Securities Inc. and any successor thereto.
     -----

     PWRES Mortgage Loans:  The mortgage loans purchased from PWRES pursuant to
     --------------------
the Mortgage Loan Purchase Agreement.

     PWRES Pool Principal Balance:  As of any Distribution Date, the aggregate
     ----------------------------
Scheduled Principal Balance of the PWRES Mortgage Loans as of the beginning of the month in which such Distribution Date occurs.

     Qualified Nominee:  A Person in whose name Asset Certificates or Permitted
     -----------------
Instruments held by the Trustee may be registered as nominee of the Trustee in lieu of registration directly in the name of the Trustee, provided that the following conditions shall be satisfied in connection with such registration:

          (i) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Trustee) shall have any interest, beneficial or otherwise, in any Asset Certificates or Permitted Instruments at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

          (ii) the nominee and the Trustee have entered into a binding agreement:

               (a) establishing that any Asset Certificates or Permitted Instruments held in the name of the nominee are to be held by the nominee as agent (other than commission agent or broker) or nominee for the account of the Trustee; and

               (b) appointing the Trustee as the agent and attorney of the nominee with full power and authority irrevocably to sell, assign, endorse, transfer and deliver any Asset Certificates or Permitted Instruments standing in the name of the nominee, and to execute and deliver all such instruments as may be necessary and proper for such purpose; and

          (iii) in connection with the registration of any Asset Certificate or Permitted Instrument in the name of the nominee all requirements under applicable governmental regulations necessary to effect a valid registration of transfer of such Asset Certificate or Permitted Instrument are complied with.

     Rating Agencies:  The statistical credit rating agencies, or their
     ---------------
respective successors, that rated the Certificates or any Class of the Certificates at the request of the Company and the Certificate Insurer at the time of the initial issuance of the Certificates. If any such agency or any such successor is no longer in existence, "Rating Agencies" shall include such replacement statistical credit rating agency, or other comparable Person, designated by the Company and the Certificate Insurer, notice of which designation shall be given to the Trustee. References herein to a long-term rating category of a Rating Agency shall mean such ratings without any modifiers. As of the date hereof, the Rating Agencies are S&P and Moody's.

     Record Date:  With respect to a Distribution Date, the close of business on
     -----------
the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Reference Banks:  With respect to the calculation of One-Month LIBOR
     ---------------
pursuant to Section 4.3, four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency Market (i) with an established place of business in London, (ii) whose quotations appear on Telerate Page 3750 on the applicable Interest Determination Date and (iii) which have been designated by the Trustee and are able and willing to provide such quotations to the Trustee on each Interest Determination Date.

     Regular Certificate:  Any Class A Certificate.
     -------------------

     Released Mortgaged Property Proceeds:  With respect to any PWRES Mortgage
     ------------------------------------
Loan, proceeds received by the applicable Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the related Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     Relief Act:  The Soldier's and Sailor's Civil Relief Act of 1940, as
     ----------
amended to date.

     Relief Act Shortfall:  With respect to an Interest Accrual Period and a
     --------------------
Mortgage Loan, the excess of (i) interest at the Remittance Rate for such Interest Accrual Period, calculated on a 30/360 basis, on the aggregate outstanding principal balance of such Mortgage Loan as of the end of the related Due Period over (ii) the interest actually paid by the Mortgagor at the per annum rate of interest established by the Relief Act.

     REMIC:  A "real estate mortgage investment conduit" within the meaning of
     -----
Section 860D of the Code.

     REMIC Administrator: Shall mean the Administrator under the 1992GA Asset
     -------------------
Issuance Agreement and the Administrator under the 1994UA Asset Issuance Agreement.

     REMIC Administrator's Fee: With respect to any Distribution Date, an amount
     -------------------------
equal to all reinvestment income earned in respect of amounts on deposit in the Certificate Account during the related Interest Accrual Period.

     REMIC Loss:  The failure of the Series 1996-C REMIC to qualify or to
     ----------
continue to qualify as a REMIC, or the imposition of a tax under the REMIC Provisions on any income of the Series 1996-C REMIC.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at Section 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing are in effect from time to time.

     Remittance Date:  (i) With respect to the Asset Certificates, the
     ---------------
"Distribution Date" as defined in the applicable Asset Issuance Agreement, on which date the applicable Asset Certificate Trustee is required to remit monthly payments of principal and interest on the related Asset Certificates to the holders thereof; and (ii) with respect to the PWRES Mortgage Loans, the 18th day of any month or if such 18th day is not a Business Day, the Business Day immediately preceding, on which date the Servicers are required to remit monthly payments of principal and interest on the PWRES Mortgage Loans to the Administrator pursuant to the Servicing Agreements.

     Remittance Rate:  (i) With respect to any Certificated Mortgage Loan, as
     ---------------
defined in the applicable Asset Issuance Agreement, and (ii) with respect to any PWRES Mortgage Loan, the applicable Mortgage Rate, as adjusted from time to time, less applicable servicing fees for such PWRES Mortgage Loan.

     Rents from Real Property: With respect to any REO Property, gross income of
     ------------------------
the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

          (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

          (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust owns directly or indirectly (including by attribution) a 10 percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

          (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property, other than by providing services that are not considered to be rendered to the occupants of such REO Property within the meaning of Treasury Regulation Section 1.512(b)-1(c)(5);

          (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property (whether or not such charges are separately stated); and

          (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

     Repurchase Price:  For purposes of Sections 2.4 and 5.1 and as of any date
     ----------------
of determination, (i) as to any Asset Certificate, the Asset Principal Balance thereof on such date, plus accrued interest thereon at the Distribution Rate through the last day of the month in which such repurchase occurs, and (ii) as to any PWRES Mortgage Loan, the outstanding principal balance thereof on such date, plus accrued interest thereon at the Remittance Rate of the related PWRES Mortgage Loan through the day prior to the date of such repurchase.

     REO Property:  Any Mortgaged Property that has been acquired in foreclosure
     ------------
or deed in lieu of foreclosure.

     Reserve Interest Rate:  With respect to an Interest Determination Date, the
     ---------------------
rate per annum that the Trustee determines to be the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which Reference Banks are quoting at approximately 11:00 a.m. (New York City time) on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market for a period equal to the relevant Interest Accrual Period.

     Residual Certificate:  Any Class R Certificate.
     --------------------

     Responsible Officer:  Any Vice President (Executive, Senior, Regular,
     -------------------
Assistant or other) or Trust Officer of the Trustee.

     Restricted Certificate: Any Class X or Class R Certificate.
     ----------------------

     Rolling Delinquency Percentage:  For any Distribution Date and the PWRES
     ------------------------------
Mortgage Loans, the average of the Delinquency Percentages for such Mortgage Loans as of the last day of each of the six (or 1, 2, 3, 4, and 5 in the case of the first five Distribution Dates, as applicable) most recently ended Due Periods.

     Rolling Loss Percentage:  As of any Distribution Date and with respect to
     -----------------------
the PWRES Mortgage Loans, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Loan Losses incurred during the preceding twelve calendar months with respect to such PWRES Mortgage Loans, and the denominator of which is the aggregate outstanding principal balance of such PWRES Mortgage Loans as of the first day of the twelfth preceding calendar month.

     SAIF:  The Savings Association Insurance Fund of the FDIC, or its successor
     ----
in interest.

     Schedule of Mortgage Loans:  The schedule of PWRES Mortgage Loans attached
     --------------------------
hereto as Exhibit C.
          ---------

     Scheduled Principal Balance: As to any PWRES Mortgage Loan and any
     ---------------------------
Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations, adjustments due to the application of any Relief Act Shortfalls and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any PWRES Mortgage Loan as of the Cut-off Date, the current balance thereof specified in the Schedule of Mortgage Loans as "Curr Bal".

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  As defined in Section 6.2(c).
     --------------

     Series 1996-C REMIC: The REMIC consisting of the Trust Fund, other than the
     -------------------
Class X Reserve Account, the Class R Reserve Account and the Cap Agreement.

     Servicer Remittance Reconciliation:  The report, designated as such, in the
     ----------------------------------
form prescribed from time to time by the Administrator, to be provided by each Servicer pursuant to the Servicing Agreements.

     Servicers:  The servicing organizations listed in the schedule of servicers
     ---------
and servicing agreements attached hereto as Exhibit  E, each of which has
                                            ----------
entered into a Servicing Agreement with the Company, with respect to certain of the PWRES Mortgage Loans. The rights of the Company under the Servicing Agreements with respect to each PWRES Mortgage Loan have been assigned to the Trustee pursuant to the terms of this Agreement.

     Servicing Agreement:  The Servicing Agreements listed in the schedule of
     -------------------
servicers and servicing agreements attached hereto as Exhibit  E and providing
                                                      ----------
for the servicing of the PWRES Mortgage Loans by the Servicers, each such Servicing Agreement with respect to the PWRES Mortgage Loans having been assigned by the Company to the Trustee. Exhibit E may be amended from time to
                                         ---------
time to add or delete Servicers.

     Servicing Officer:  Any officer of any Servicer involved in, or responsible
     -----------------
for, the servicing of any of the Mortgage Loans.

     Single Certificate:  A Class A Certificate with an Initial Certificate
     ------------------
Principal Balance of $1,000.

     S&P:  Standard & Poor's, a division of The McGraw Hill Companies, Inc. or
     ---
any successor thereto.

     1992GA Special Hazard Account:  The "Special Hazard Account" defined in the
     -----------------------------
1992GA Asset Issuance Agreement.

     1994UA Special Hazard Account:  The "Special Hazard Account" defined in the
     -----------------------------
1994UA Asset Issuance Agreement.

     Special Hazard Account:  (i) With respect to the 1992GA Asset Certificates,
     ----------------------
the 1992GA Special Hazard Account, and (ii) with respect to the 1994UA Asset Certificates, the 1994UA Special Hazard Account.

     1992GA Special Hazard Policy:  The "Special Hazard Policy" defined in the
     ----------------------------
Series 1992GA Asset Issuance Agreement.

     1994UA Special Hazard Policy:  The "Special Hazard Policy" defined in the
     ----------------------------
Series 1994UA Asset Issuance Agreement.

     Special Hazard Policy:  (i) With respect to the 1992GA Asset Certificates,
     ---------------------
the 1992GA Special Hazard Policy, and (ii) with respect to the 1994UA Asset Certificates, the 1994UA Special Hazard Policy.

     Startup Day:  As defined in Section 10.3.
     -----------

     Step Down Cumulative Loss Test:  The Step Down Cumulative Loss Test will be
     ------------------------------
met with respect to a Distribution Date as follows: (i) for the 30th through the 41st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is 1.00% or less, (ii) for the 42nd through the 53rd Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is 1.50% or less, (iii) for the 54th through the 65th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is 2.00% or less and (iv) for the 66th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is 2.50% or less.

     Step Down Rolling Delinquency Test:  The Step Down Rolling Delinquency Test
     ----------------------------------
will be met, with respect to a Distribution Date and the PWRES Mortgage Loans, if the Rolling Delinquency Percentage for such Distribution Date and such PWRES Mortgage Loans is less than 6.00%.

     Step Down Rolling Loss Test:  The Step Down Rolling Loss Test will be met,
     ---------------------------
with respect to a Distribution Date, if the Rolling Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is less than 0.75%.

     Step Down Trigger:  For any Distribution Date after the 30th Distribution
     -----------------
Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test for the PWRES Mortgage Loans is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Distribution Date or any preceding Distribution Date.

     Step Up Cumulative Loss Test: The Step Up Cumulative Loss Test will be met
     ----------------------------
with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is more than 0.75%, (ii) for the l3th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is more than 1.25%, (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is more than 1.75%, (iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is more than 2.25% and (v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date and the PWRES Mortgage Loans is more than 3.00%.

     Step Up Rolling Delinquency Test: The Step Up Rolling Delinquency Test will
     --------------------------------
be met with respect to a Distribution Date and the PWRES Mortgage Loans if the Rolling Delinquency Percentage for such Distribution Date and such PWRES Mortgage Loans is more than 7.00%.

     Step Up Rolling Loss Test:  The Step Up Rolling Loss Test will be met with
     -------------------------
respect to a Distribution Date and the PWRES Mortgage Loans if the Rolling Loss Percentage for such Distribution Date and such PWRES Mortgage Loans is 1.25% or more.

     Step Up Trigger:  For any Distribution Date, the Step Up Trigger will have
     ---------------
occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling Delinquency Test or the Step Up Rolling Loss Test is met.

     Telerate Page 3750:  The display page currently so designated by the Dow
     ------------------
Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

     Termination Price:  As defined in Section 11.1.
     -----------------

     Trust: The trust established pursuant to this Agreement.
     -----

     Trustee:  Texas Commerce Bank National Association, a national banking
     -------
association, as trustee under this Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

     Trust Fund:  The corpus of the trust created by this Agreement, evidenced
     ----------
by the Certificates and consisting of (i) the Mortgage Assets; (ii) all right, title and interest of the Company in and to the Asset Issuance Agreements, (iii) such assets as from time to time are identified as REO Property; (iv) such assets as from time to time are deposited in the Certificate Account, the Advance Account, the Class X Reserve Account and the Class R Reserve Account for the benefit of Certificateholders or that are invested in Permitted Instruments;
(v) the Trustee's rights under all insurance policies, if any, with respect to the Mortgage Assets or the Certificates required to be maintained under the Asset Issuance Agreements or this Agreement, including, without limitation, the Certificate Insurance Policy, (vi) any Insurance Proceeds, Net Liquidation Proceeds or Released Mortgaged Property Proceeds, (vii) all right, title and interest of the Company in and to the obligations of the Servicers pursuant to their respective Servicing Agreements with respect to the PWRES Mortgage Loans;
(viii) all right, title and interest of the Company in and to the obligations of PWRES or the Originators, as applicable, under the Mortgage Loan Purchase Agreement to repurchase PWRES Mortgage Loans with respect to which PWRES or the Originators, as applicable, have breached representations and warranties made with respect to such PWRES Mortgage Loans in such Mortgage Loan Purchase Agreement by PWRES or by the Originators and assigned by PWRES to the Company pursuant to the Mortgage Loan Purchase Agreement; and (ix) any and all proceeds in respect of the foregoing.

     Trustee's Fee:  The fee payable to the Trustee on each Distribution Date
     -------------
pursuant to Section 4.2(a)(i), commencing on the Distribution Date in November 1996, in an amount (rounded to the nearest dollar) equal to one-twelfth of the product of (i) the Trustee's Fee Rate and (ii) the aggregate outstanding principal balance of the PWRES Mortgage Loans as of the immediately preceding Distribution Date.

     Trustee's Fee Rate:  .0065% or 0.65 basis points.
     ------------------

     UGIC:  United Guaranty Residential Insurance Company and its successors.
     ----

     UGIC Policy:  The Mortgage Pool Insurance Policy specified in the 1994UA
     -----------
Asset Issuance Agreement.

     VA:  The Veterans Administration of the United States of America, or any
     --
successor thereto.

     Voting Rights:  The portion of the voting rights of all the Certificates
     -------------
that is allocated to any Certificate for purposes of the voting provisions of Sections 8.1 and 13.1. 99% of the Voting Rights shall be allocated among the Class A Certificates and the Class R Certificates (and among the Certificates within each such Class) in proportion to the Class Certificate Principal Balances (or Certificate Principal Balances) thereof. 1% of the Voting Rights shall be allocated to the Class X Certificates (and among such Certificates, in proportion to their Notional Principal Balances), exercisable in accordance with
Section 13.12.

     40-Year Loan:  As defined in Section 11.1.
     ------------

                                    ARTICLE

                CONVEYANCE AND DELIVERY OF THE MORTGAGE ASSETS

     Section 2.1    Conveyance of the Asset Certificates and the PWRES Mortgage
                    -----------------------------------------------------------
Loans. The Company, concurrently with the execution and delivery of this Agreement hereby transfers, assigns, sets over and otherwise conveys to the Trustee without recourse for the benefit of the Certificateholders, (i) all right, title and interest of the Company in and to the Asset Certificates, including all interest and principal received by the Company with respect to the Asset Certificates on and after the Closing Date, (ii) all right, title and interest of the Company in and to the PWRES Mortgage Loans, including all interest and principal received by the Company with respect to the PWRES Mortgage Loans after the Cut-off Date (other than any scheduled payments of principal and interest due on the PWRES Mortgage Loans on or before the Cut-off
Date) and all rights of the Company under the Mortgage Loan Purchase Agreement, and (iii) all right, title and interest of the Company in and to all other property constituting the Trust Fund.

     Section 2.2    Delivery of the Asset Certificates and the PWRES Mortgage
                    ---------------------------------------------------------
Loans.
-----
     (a) The Company hereby delivers to, and deposits with, or procures the delivery to or deposit with, the Trustee each Asset Certificate set forth on the Asset Schedule. Each such Asset Certificate shall be registered in the name of a Qualified Nominee of the Trustee.

     (b) The Company does hereby deliver to and deposit with the Trustee the following documents or instruments with respect to each PWRES Mortgage Loan conveyed pursuant to Section 2.1:

                 (i) the original Mortgage Note, endorsed to the order of "Texas Commerce Bank National Association, as Trustee or Custodian for the CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C, without recourse";

                 (ii) the original Mortgage with evidence of recording indicated thereon (except that a true copy thereof certified by an appropriate public official may be substituted) provided, however, that if the Company cannot deliver the Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Company shall deliver to the Trustee an Officer's Certificate, stating that such Mortgage has been delivered to the appropriate public recording official for recordation and the Company shall promptly deliver or procure the delivery to the Trustee such Mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official);

                 (iii) the original assignment of mortgage to "Texas Commerce Bank National Association, as Trustee or Custodian for the CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C", with evidence of recording indicated thereon (or a true copy thereof certified by an appropriate public official may be substituted) provided, however, that if the Company cannot deliver or procure the delivery of the assignment of mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignment of mortgage has been delivered for recordation, the Company shall deliver to the Trustee an Officer's Certificate, stating that such assignment of mortgage has been delivered to the Trustee or to the appropriate public recording official for recordation and the Company shall promptly deliver to the Trustee such assignment of mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official may be delivered to the Trustee). Subject to the foregoing, such assignments may be blanket assignments, to the extent such assignments are permissible under applicable law, for Mortgage Loans covering Mortgaged Properties situated within the same county. If the assignment of mortgage is in blanket form, an assignment of mortgage need not be included in the individual Mortgage File;

                 (iv) all intermediate assignments of the Mortgage, with evidence of recording thereon (or true copies thereof certified by appropriate public officials may be substituted) sufficient to form a complete chain of title from the applicable originator of the Mortgage Loans to the Trustee; provided, however, that if the Company cannot deliver or procure the delivery of the intermediate assignments of mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignments of mortgage have been delivered for recordation, the Company shall deliver or procure the delivery to the Trustee an Officer's Certificate, stating that such assignments of mortgage have been delivered to the Trustee or to the appropriate public recording official for recordation and the Company shall promptly deliver to the Trustee such assignments of mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or true copies thereof certified by an appropriate public official may be delivered to the Trustee);

                    (v) the originals of all assumption and modification agreements;

                    (vi) the original or a copy, certified to as a true and correct copy by an officer of the title company, of the title insurance policy, or a commitment therefor or other evidence thereof, to be promptly replaced with the original or a copy of the policy, certified to as a true and correct copy by an officer of the title company, when obtained;

                    (vii) with respect to the PWRES Mortgage Loans listed in Exhibit C which are shown on such Exhibit to have a loan-to-value
          ---------
          ratio which exceeds eighty percent (80%), evidence of primary mortgage insurance; and

                    (viii) such other documents, instruments or papers relating to any Mortgage Loan which may be deposited with the Trustee from time to time

          (c) In the event that the Trustee discovers that certain original documents with evidence of recording, required to be delivered pursuant to paragraphs (ii), (iii) and (iv) of Section 2.2(b) above, or a copy of the title policy required to be delivered pursuant to para graph (vi) of such Section, with respect to any PWRES Mortgage Loan are missing, then the Trustee will pursue its remedies under Section 5 of the Mortgage Loan Purchase Agreement and it is understood and agreed that the Trustee's rights under Section 5 of the Mortgage Loan Purchase Agreement shall constitute the sole remedy available to the Certificateholders and the Certificate Insurer or the Trustee on behalf of Certificateholders and the Certificate Insurer with respect to such missing documents.

          (d) In the case of PWRES Mortgage Loans which have been prepaid after the Cut-off Date and prior to the date of the issuance of the Certificates, the Company, in lieu of delivering the above documents, will deliver to the Trustee an Officer's Certificate of the Servicer as set forth in Section 7.10.

          (e) Any Certificateholder and the Certificate Insurer may, at its own expense, inspect the Mortgage Files during the Trustee's regular business hours and upon reasonable written notice to the Trustee and pursuant to the Trustee's supervision. The Trustee shall be entitled to receive reasonable compensation for its costs and expenses, including personnel costs for such inspections.

     Section 2.3    Acceptance by the Trustee.
                    -------------------------

     (a) By its execution of this Agreement, the Trustee acknowledges (i) receipt of each Asset Certificate identified on the Asset Schedule and (ii) that each such Asset Certificate has been registered and delivered in accordance with
Section 2.2(a). The Trustee declares that it holds and will hold such Asset Certificates as Trustee hereunder in trust, as part of the Trust Fund herein set forth for the use and benefit of all present and future Certificateholders and the Certificate Insurer. In addition, the Trustee, pursuant to Subsection (d) of this Section, acknowledges receipt of the Mortgage Files for the PWRES Mortgage Loans, as of the effective date of this Agreement, and has reviewed or will review as required by Section 7.1(a), each Mortgage File to ascertain that all required documents have been exe cuted and received, and that such documents relate to the PWRES Mortgage Loans, and declares that it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it as Trustee in trust, as a part of the Trust Fund herein set forth for the use and benefit of all present and future Certificateholders and the Certificate Insurer. To the extent permitted by law, the Trustee will not consent to a change in the inter est rate borne by any Mortgage Note.

     (b) The Trustee shall not be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of the Asset Certificates or any of the documents constituting the Mortgage File for the PWRES Mortgage Loans. The Trustee may accept but shall not be responsible for examining, determining the meaning or effect of or notifying or advising the Company or the Administrator in any way concerning any item or document relating to the Asset Certificates, other than the Asset Certificates themselves, or any item or document in a Mortgage File with respect to a PWRES Loan that is not one of the documents listed in Section 2.2(b). The Company shall be solely responsible for providing each and every document required for each Mortgage File to the Trustee in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Trustee shall not be responsible or liable for taking any such action or causing the Company or any other person or entity to do so.

     (c) Under no circumstances shall the Trustee be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document.

     (d) By its execution of this Agreement and in acknowledging receipt of the PWRES Mortgage Loans pursuant to Section 2.3(a), the Trustee confirms, as of the Closing Date, that it is in possession of a Mortgage File for each PWRES Mortgage Loan listed on the Schedule of Mortgage Loans; all documents required to be in the Mortgage File are in its possession; such documents have been reviewed by it and appear regular on their face and relate to such PWRES Mortgage Loan; and based on its examination and only as to the foregoing documents, the Schedule of Mortgage Loans accurately reflects information set forth in the Mortgage File. It is understood that in making the foregoing confirmation, the Trustee shall examine the Mortgage File to confirm solely that:

               (i) the Mortgage Note and Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the Mortgagor or in the case of copies, that such copies bear a reproduction of such signature or signatures;

               (ii) except for the endorsement to the Trustee or Custodian, neither the Mortgage Note, the Mortgage nor the assignment of the Mortgage contain any notations on their face which evidence any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

               (iii) the principal amount of the indebtedness secured by the Mortgage is not less than the outstanding principal amount of the Mortgage Note as set forth on the Schedule of Mortgage Loans;

               (iv) the Mortgage Note appears to bear original endorsements which complete the chain of ownership from the named holder or payee endorsing the Mortgage Note to the order of "Texas Commerce Bank National Association, as Trustee or Custodian for the CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C, without recourse;"

               (v) each original of the assignment of Mortgage and any intervening assignments of the Mortgage, if applicable, appear to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted, that such copies appear to bear a reproduction of such signature or signatures (but as to each assignment of the Mortgage without verification of the accuracy of the recording information of the related Mortgage contained within the body of such assignment);

               (vi) the description of the real property set forth in either the title insurance policy or the written commitment for the issuance of the title insurance policy is substantially identical to the real property description contained in the Mortgage; and

               (vii) the title insurance policy is not less than the outstanding principal amount of the Mortgage Note as set forth on the Schedule of Mortgage Loans (but no confirmation of the amount so insured in comparison to the outstanding principal amount of the Mortgage Note shall be made with respect to the written commitment to issue the title insurance policy).

In giving each of the certifications required above, the Trustee shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose,
(ii) to verify, other than by examination of the Mortgage File, that any such documents, instruments, securities or other papers have actually been recorded or that they are other than what they purport to be on their face or (iii) to determine whether any Mortgage File should include any assumption agreement or modification agreement specified in Section 2.2(b)(v) or any document specified in Section 2.2(b)(viii). If the Trustee has determined that the Mortgage Files so received satisfy the requirements of this Section 2.3(d), the Trustee shall authenticate the Certificates upon the order of the Company.

     Section 2.4    Repurchase of Mortgage Loans.  In the event that either the
                    ----------------------------
Company, the Administrator, the Trustee or the Certificate Insurer discovers a material breach of any of the representations, warranties or covenants made by any Originator or PWRES with respect to a PWRES Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, any material defect or inaccuracy of any Mortgage or other documents constituting a part of the Mortgage File, or in any other certificate relating hereto, and, which breach or defect is such that, unless cured as provided in the Mortgage Loan Purchase Agreement, as applicable, the related Originator or PWRES would be required to repurchase such PWRES Mortgage Loan (each, a "Defective Mortgage Loan") under the terms of such Mortgage Loan Purchase Agreement, the party discovering such breach or defect shall give prompt written notice to the other parties hereto and to the applicable Originator or to PWRES, and the Trustee shall pursue its remedies under Sections 7 and/or 8 of the Mortgage Loan Purchase Agreement (as applicable) in respect thereof. The Repurchase Price payable under the Mortgage Loan Purchase Agreement for any Defective Mortgage Loan shall be remitted when received to the Certificate Account for the benefit of the Certificateholders and the Certificate Insurer and, upon receipt by the Trustee of the items set forth in Section 7.10(b) with respect thereto, the Trustee shall deliver the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as provided in Section 7.10(b). It is understood and agreed that the obligation of the applicable Originator or PWRES to repurchase any Defective Mortgage Loan and (if applicable) the indemnity obligations of PWRES under
Section 14(a) of the Mortgage Loan Purchase Agreement shall constitute the sole remedy available to Certificateholders and the Certificate Insurer (or the Trustee on behalf of Certificateholders and the Certificate Insurer) with respect to a breach of a representation and/or warranty with respect to a PWRES Mortgage Loan under the Mortgage Loan Purchase Agreement. Notwithstanding the foregoing, the repurchase of an ARM Mortgage Loan shall be required in the event of a breach of a representation under the related Servicing Agreement regarding compliance with the provisions of the Consumer Credit Protection Act, as amended, and Regulation Z promulgated thereunder, only in the event that the
                                                  ----
Mortgagor under such loan contests an interest rate adjustment made in accordance with the provisions of such ARM Mortgage Loan.

     Section 2.5    Execution of Certificates.  The Trustee has caused to be
                    -------------------------
executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Assets received by the Trustee pursuant to Section 2.2(a) and (b), the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.


                                 ARTICLE III.

                               THE CERTIFICATES

     Section 3.1    The Certificates.
                    ----------------

     (a) The Certificates shall be substantially in the forms of the Certificates set forth in Exhibits A-1, A-2 and A-3 hereto, as applicable, and
                          -------------------------
shall, on original issue, be executed by the

Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in
Article II.

     (b) The Certificates shall be issued in an aggregate Initial Class Certificate Principal Balance as set forth in the definition of the term "Certificate" in Article I.

     (c) The Certificates shall be issuable in registered form only and shall be issued in minimum denominations as set forth in the definition of the term Certificates in Article I.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the signature and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     (e) The Class X Certificates shall remain outstanding hereunder until the Class X Notional Principal Balance has been reduced to zero, regardless of whether the Class Certificate Principal Balance thereof has been reduced to zero.

     Section 3.2    Registration of Transfer and Exchange of Certificates;
                    ------------------------------------------------------
Transfer Restrictions.
---------------------

     (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 3.2(b) and 3.2(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, countersign and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel (which shall not be an expense of the Trust Fund, the Trustee or the Company) to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

     The Trustee shall not execute, and shall not countersign and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F to this Agreement, signed by the transferee, to the
                 ---------
effect that the transferee is not a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F to this Agreement and a letter substantially
                        ---------
in the form attached as Exhibit G to this Agreement.  Such affidavit shall also
                        ---------
contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates being transferred and (ii) it understands that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates being transferred, that it has historically paid its debts as they come due and that it intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G to this
                                                           ---------
Agreement, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder,
(ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee has historically paid its debts as they fell due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they fall due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding two paragraphs.

     Upon notice to the Trustee that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold such Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to such Residual Certificate and return such recovery to the transferor, and (ii) the Trustee agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding four paragraphs shall cease to apply to transfers (and the applicable portions of the legend on the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause a REMIC Loss, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee or the Company.

     Subject to Section 7.1(e)(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 3.2(b).

     (c) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 3.2(f), the Book-Entry Certificates shall, subject to this Section 3.2(e), at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as authorized representative of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (d) If (i) (x) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as Depository, and (y) the Trustee or the Company is unable to locate a qualified successor, (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) Certificate Owners representing not less than 51% of the aggregate Certificate Principal Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates ("Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (e) On or prior to the Closing Date, there shall be delivered to the Depository one or more certificates for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of such Certificates shall represent 100% of the Initial Class Certificate Principal Balance of the related Class, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-

Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holder thereof. Each Certificate issued in book-entry form shall bear the following legend:

          "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."


     (f)  No transfer of an ERISA Restricted Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit H-1 or H-2) to this Agreement from such transferee to the
            ------------------
effect that such transferee is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA Restricted Certificate or (B) an opinion of counsel, which counsel shall be satisfactory to the Trustee, Administrator and the Company to the effect that the purchase and holding of such ERISA Restricted Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee, Administrator or the Company to any obligation in addition to those undertaken in this Agreement; provided, however, that the Trustee will not require such
                   --------  -------
certificate or opinion if, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA Restricted Certificate by a Plan or a Person that is purchasing or holding such ERISA Restricted Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Administrator or the Company. Each ERISA Restricted Certificate shall bear the following legend:

          "NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE (I) TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO
     SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY INCLUDING AN

     INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF ERISA, WHOSE UNDERLING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (II) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR
     SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE COMPANY, THE ADMINISTRATOR OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OF SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND ADMINISTRATION AGREEMENT."

     (g) No transfer of a Restricted Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws, or is made in accordance with the Securities Act and any applicable state securities laws. As a condition precedent to the transfer of a Restricted Certificate, the Trustee shall require
(i) a written opinion of counsel, which counsel shall be acceptable to the Trustee, that such transfer may be made pursuant to an exemption from the Securities Act and any applicable state securities laws (which opinion shall not be at the expense of the Trustee) or (ii) the transferee to execute an investment letter in the form substantially as set forth in Exhibit I to this
                                                            ---------
Agreement or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer. The holder of any Restricted Certificate desiring to effect the transfer thereof shall, and hereby agrees to, indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Each Restricted Certificate shall bear the following legend:

          "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.2 OF THE POOLING AND ADMINISTRATION AGREEMENT REFERRED TO HEREIN."

     (h) Subject to Section 7.1(e) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 3.2(f) or (g).

     Section 3.3    Mutilated, Destroyed, Lost or Stolen Certificates.  If (a)
                    ------------------------------------ ------------
any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 3.3, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.3 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.4    Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar, the Certificate Insurer and any agent of the Company, the Trustee, the Certificate Registrar or the Certificate Insurer may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.2 and for all other purposes whatsoever, and none of the Company, the Trustee, the Certificate Registrar, the Certificate Insurer or any agent of the Company, the Trustee, the Certificate Registrar or the Certificate Insurer shall be affected by any notice to the contrary.

     Section 3.5    Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 3.6    Deemed Representation for Class A Certificates.  Any Plan
                    ----------------------------------------------
which acquires a beneficial ownership interest in the Class A Certificates shall be deemed, by virtue of the acceptance or acquisition of such ownership interest, to have represented to the Company and the

Trustee that such Plan is an "accredited investor" for purposes of Rule 501(a)(1) of Regulation D under the Securities Act.


                                  ARTICLE IV

                          ACCOUNTS AND DISTRIBUTIONS

     Section 4.1    The Certificate Account; Collections on the Asset
                    -------------------------------------------------
Certificates.
-------------

     (a) The Trustee shall establish and maintain in its corporate trust department a separate trust account in its own name and designated "Certificate Account/CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C", which account shall be maintained at all times as an Eligible Account. All amounts received in respect of the Mortgage Assets by the Trustee shall be deposited in the Certificate Account immediately upon receipt, together with any Permitted Instruments in which such amounts shall be invested during the term of this Agreement (as the Company shall direct in writing from time to time), and any income or other gain realized from any such investment. Except as provided below, all fixed term investments in Permitted Instruments must mature before the Distribution Date next following the date of investment in such instruments, provided that Permitted Instruments issued by and constituting the direct and
-------- ----
unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Distribution Date next following the date of investment in the same. No Permitted Instrument shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the Series 1996-C REMIC to fail to qualify as a REMIC. If at any time the Company shall have failed to direct the investment of such monies, the Trustee shall invest such monies in Permitted Instruments. The Certificate Account shall be held by the Trustee for the benefit of the Certificateholders and the Certificate Insurer as part of the Trust Fund. Amounts in the Certificate Account on any Distribution Date in respect of the Mortgage Assets shall be disbursed as provided in Section 4.2. Subject to Section 7.1, the Trustee shall not be held liable by reason of its inability to make any required disbursements from the Certificate Account because of any insufficiency in the Certificate Account, including, but not limited to, any insufficiency resulting from any loss of investment in Permitted Instruments, except for losses attributable to the Trustee's failure to make payments on Permitted Instruments of the Trustee, as principal obligor, in accordance with their terms and any losses attributable to the failure by the Trustee to comply with the terms of this Agreement. The Company shall deposit into the Certificate Account an amount equal to any loss realized on any Permitted Instrument as soon as such loss is realized.

     (b) Monies in respect of the Asset Certificates shall be remitted by wire transfer or other method agreed to between the Trustee and each Asset Certificate Trustee by such Asset Certificate Trustee to the Trustee on or before each Remittance Date. The Trustee shall be required to reconcile, on a monthly basis, the monies actually received in respect of the Asset Certificates from the related Asset Certificate Trustee on each Remittance Date with the respective amount due to be received by the Trustee from such Asset Certificate Trustee as reflected in the distribution statement (the "Asset

Distribution Statement") provided by such Asset Certificate Trustee and accompanying each such distribution.

     (c)   The Administrator shall cause monies in respect of the PWRES
Mortgage Loans to be remitted by wire transfer to the Certificate Account on or before each Remittance Date from the Custodial Accounts maintained pursuant to the Servicing Agreements as provided therein. The Trustee shall be required to reconcile, on a monthly basis, the monies actually received from each Servicer on each Remittance Date with the respective amount due to be received by the Trustee from such Servicer as reflected in the Loan Summary and Remittance Report delivered pursuant to Section 6.2 by the Administrator to the Trustee immediately prior to such Remittance Date. Any dis crepancies between the amount due to be received from any Servicer and the amount actually received shall be reported in writing by the Trustee to the Administrator on such Remittance Date. The Administrator shall inform the Trustee in writing of the resolution of any such discrepancy on or before the related Distribution Date.

     (d) All payments and other collections distributable from time to time on the Asset Certificates shall be collected by the Trustee and deposited in the Certificate Account pursuant to Section 4.1(a). In furtherance thereof, the Trustee shall demand payment and delivery of, and shall receive and collect, all amounts required to be distributed in respect of the Asset Certificates in accordance with the terms thereof. If any default occurs in the making of any distribution, payment or performance under any Asset Certificate, the Trustee shall take such action as may be appropriate under the circumstances to obtain such distribution, payment or performance as promptly as practicable, including the making of formal legal demand upon the related obligor, issuer or guarantor.

     Section 4.2    Distributions.
                    -------------

     (a) On each Distribution Date, the Trustee will distribute the following amounts in the following order of priority from amounts on deposit in the Certificate Account, along with any Insured Payment Amount paid by the Certificate Insurer (which Insured Payment Amount may only be used (after, to the extent described below, such amounts are first deposited into the Class X Reserve Account or the Class R Reserve Account pursuant to Section 4.2(a)(ii)(B) and (C) as described herein) to pay the holders of the Class A Certificates the Class A Interest Distribution Amount and the Coverage Deficit, if any, as applicable, with respect to the Class A Certificates for such Distribution Date) or from amounts on deposit in the Class X Reserve Account or the Class R Reserve Account, as set forth below:

          (i) first, from amounts on deposit in the Certificate Account, in the following order, (a) to the Certificate Insurer, an amount equal to the Certificate Insurer Premium for such Distribution Date, together with reimbursement for any Insured Payment Amounts in respect of the Class A Certificates not previously reimbursed and any other amounts that are owed to the Certificate Insurer under the Insurance Agreement, (b) to the Trustee, an amount equal to the Trustee's Fee for such Distribution Date, (c) to the Administrator, an amount equal to the Administrator's Fee for such Distribution Date and an amount equal to any advances made by the Administrator and not previously reimbursed, and (d) to the extent of any reinvestment income from amounts on deposit in the Certificate Account, to the REMIC Administrator, an amount equal to the REMIC Administrator's Fee;

          (ii) then, the Class A Interest Distribution Amount for such Distribution Date will be distributed as follows:

                    (A) first, from amounts on deposit in the Certificate Account, to the Class A Certificateholders, an amount not to exceed the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Net WAC Rate;

                    (B) then, from amounts on deposit in the Certificate Account, to the Class X Reserve Account, the following amount, not to exceed the sum of the Class X Deferred Interest Distribution Amount and the Class X Current Interest Distribution Amount:

                         (1) if, on such Distribution Date, the One-Month LIBOR Capped Rate is less than the Available Funds Cap Rate, an amount equal to the excess, if any, of
                              (x) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the One-Month LIBOR Capped Rate, over
                              (y) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Net WAC Rate; or

                         (2) if, on such Distribution Date, the One-Month LIBOR Capped Rate exceeds the Available Funds Cap Rate, an amount equal to the excess of (x) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Available Funds Cap Rate, over (y) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Net WAC Rate;

                    (C) then, from amounts on deposit in the Certificate Account, to the Class R Reserve Account, an amount equal to the amount otherwise distributable under Sections 4.2(a)(ii)(B)(1) and (2) above, but for the limitation set forth therein with respect to the sum of the Class X Deferred Interest Distribution Amount and the Class X Current Interest Distribution Amount;

                    (D) then, from the amounts set forth in the following clauses (1), (2) (3) and (4), to the Class A Certificates, an amount equal to the excess of (x) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Class A Certificate Interest Rate, over (y) the amount of interest accrued on the Class Certificate Principal Balance of the Class A Certificates during the related Interest Accrual Period at the Net WAC Rate, to be distributed in the following order of priority:

                         (1) from any amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class R Reserve Account, if any, in excess of the Initial Class R Reserve Account Deposit;

                         (2) from any amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class X Reserve Account, if any, in excess of the Initial Class X Reserve Account Deposit;

                         (3) from amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class R Reserve Account, if any, including the Initial Class R Reserve Account Deposit, until such amounts are exhausted;

                         (4) from amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class X Reserve Account, if any, including the Initial Class X Reserve Account Deposit, until such amounts are exhausted;

          (iii) then, from amounts on deposit in the Certificate Account, (A) to the Class X Reserve Account for distribution to the Class X Certificates in reduction of the Class X Certificate Principal Balance until such balance is reduced to zero, (B) then to the Class A Certificateholders, to be applied to reduce the Class Certificate Principal Balance of the Class A Certificates until such Class Certificate Principal Balance is reduced to zero, the Class A Principal Distribution Amount for such Distribution Date; except that on any Overcollateralization Stepdown Date, an amount equal to the Overcollateralization Reduction Amount that would otherwise be distributable to the Class A Certificates as part of the Class A Principal Distribution Amount on such Distribution Date will instead be deposited into (C) the Class X Reserve Account and will be distributed to the Class X Certificates in reduction of the Class X Deferred

            Interest Distribution Amount until such amount is reduced to zero, and (D) all remaining amounts, to the Class R Reserve Account;

     (iv) then, the amount remaining in the Certificate Account, if any, after the foregoing distributions have been made (the "Excess Spread") will be distributed as follows:

            (A) to the Class A Certificates in reduction of the Class Certificate Principal Balance thereof until the Overcollateralization Amount equals the Required
                 Overcollateralization Amount;

            (B) then, from amounts on deposit in the Certificate Account, to the Class X Reserve Account, an amount, not to exceed the sum of the Class X Deferred Interest Distribution Amount and the Class X Current Interest Distribution Amount remaining unpaid, equal to the Interest Carryforward Amount, if any, for such Distribution Date;

            (C) then, from amounts on deposit in the Certificate Account, to the Class R Reserve Account, an amount equal to the amount otherwise distributable under Section 4.2(a)(iv)(B) above, but for the limitation set forth therein with respect to the sum of the Class X Deferred Interest Distribution Amount and the Class X Current Interest Distribution Amount;

            (D)  then, from the amounts set forth in the following clauses (1),
                 (2), (3) and (4), to the Class A Certificates, the Interest Carryforward Amount, if any, to be distributed in the following order of priority:

                         (1) from any amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class R Reserve Account, if any, in excess of the Initial Class R Reserve Account Deposit;

                         (2) from any amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class X Reserve Account, if any, in excess of the Initial Class X Reserve Account Deposit;

                         (3) from amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class R Reserve Account, if any, including the Initial Class R Reserve Account Deposit, until such amounts are exhausted;

                         (4) from amounts on deposit (including amounts deposited pursuant to the preceding clauses of this Section 4.2 on such Distribution Date) in the Class X Reserve Account, if any, including the Initial Class X Reserve Account Deposit, until such amounts are exhausted;

            (E) then, to the Class X Reserve Account and then from the Class X Reserve Account to the Class X Certificates in respect of the unpaid Class X Current Interest Distribution Amount and the Class X Deferred Interest Distribution Amount, to be distributed, subject to the following limitations:

                    (1) until the Class Principal Balance of the Class A Certificates has been reduced to zero, not in excess of an amount such that the Class X Reserve Account has a balance equal to the Initial Class X Reserve Account Deposit;

                    (2) after the Class Certificate Principal Balance of the Class A Certificates has been reduced to zero and all amounts in respect of the Class A Certificates have been distributed, the balance remaining in the Class X Reserve Account, without limit;

     (v) then, any Excess Spread remaining in the Certificate Account shall be deposited into the Class R Reserve Account and any amounts remaining in the Class R Reserve Account in excess of the Initial Reserve Account Deposit shall be distributed to the Class R Certificates; and

     (vi) then, after the Class Principal Balance of the Class A Certificates has been reduced to zero and all amounts in respect of the Class A Certificates have been distributed , the balance of the Class R Reserve Account shall be distributed to the Class R Certificates.

     (b) Notwithstanding the priorities set forth in clause (iv)(A) above, in the event that the Class A Certificates are otherwise entitled to distributions of Excess Spread on any Distribution Date occurring in or prior to August 1997, the amount distributable thereto will be reduced to 60% of the Excess Spread available on such Distribution Date, and the balance will be distributed as described in clauses (iv)(B) - (E); provided, however, that if on any Distribution Date occurring in or prior to August 1997, the Excess Spread Rate is equal to or less than 0.50% for such Distribution Date, the amount distributable as described in clause (iv)(A) above will not be reduced as provided herein.

     (c) On each Distribution Date, earnings on investments of the Class X Reserve Account and of the Class R Reserve Account will be distributed pro rata to the Class X Certificates and to the Class R Certificate, respectfully.

     Section 4.3    Calculation of One-Month LIBOR.
                    ------------------------------

     (a) On each Interest Determination Date, One-Month LIBOR for the related Due Period will be calculated by the Trustee. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m.

(London time) on such Interest Determination Date, One-Month LIBOR for such date will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period (commencing on the first day of such Interest Accrual Period). In connection with the foregoing, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate and:

            (i) if on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%); or

            (ii) if on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be equal to the Reserve Interest Rate with respect to such Interest Determination Date.

     (b) The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the Certificate Interest Rate for the second following Distribution Date shall (in the absence of manifest error) be final and binding.

     Section 4.4    Method of Distribution.
                    ----------------------

     (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the related Record Date (other than as provided in Section 10.1 respecting the final distribution), and shall be made by check or money order mailed to the address of such Certificateholder appearing in the Certificate Register, or upon written request by the Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld from a distribution can be made within a reasonable period after the scheduled date for distribution, it may hold such distribution in trust for a Holder of the Residual Certificate until such determination can be made.

     Section 4.5    Statement to Certificateholders.
                    -------------------------------

     (a) Concurrently with each distribution to Certificateholders pursuant to Section 4.2, the Trustee shall forward by overnight mail or other method agreed to between the Trustee and such Cer tificateholder, to each Certificateholder, Certificate Insurer, S&P and Moody's a statement (each, a "Distribution Date Statement") comprised of information provided by the Administrator pursuant to the Loan Summary and Remittance Report and related Officer's Certificate delivered pursuant to Section 6.2(a) hereof (except with respect to item (v), which shall be supplied by the Trustee) setting forth:

            (i) The amount of the distribution to the Certificateholders of each Class on such Distribution Date allocable to principal;

            (ii) The amount of the distribution to the Certificateholders of each Class on such Distribution Date allocable to interest;

            (iii) The amount of any Insured Payment Amounts made by the Certificate Insurer on such Distribution Date and the amount of Cumulative Certificate Insurance Payments;

            (iv) The Asset Principal Balance of the Asset Certificates and the aggregate number of the Certificated Mortgage Loans as of the Cut-Off Date and as of the related Remittance Date;

            (v) The aggregate outstanding principal balance of the PWRES Mortgage Loans and the aggregate number of the PWRES Mortgage Loans as of the Cut-Off Date and as of the related Remittance Date;

            (vi) The amount, if any, by which the aggregate amount remitted from the Certificate Account on such Distribution Date exceeds the aggregate distributions referred to in clauses (i) and (ii) above;

            (vii) The Class Certificate Principal Balance of each Class of Certificates and the Certificate Principal Balance of a Single Certificate after giving effect to all distributions allocable to principal and the allocation of any Loan Losses for such Distribution Date;

            (viii) The Certificate Interest Rates for the related Interest Accrual Period applicable to each Class of Certificates on such Distribution Date;

            (ix) The aggregate principal balances and number of PWRES Mortgage Loans and the aggregate principal balances and number of Certificated Mortgage Loans which, as of the related Remittance Date, (a) were delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, (b) were in foreclosure and
     (c) constituted real estate owned;

            (x) The amount of coverage under the GEMICO Policy and the 1992GA Special Hazard Policy maintained under the 1992GA Asset Issuance Agreements as of the Cut-off Date and as of the close of business on the related Remittance Date and available to pay claims with respect to the 1992GA Asset Certificates and the Other 1992GA Certificates issued under the 1992GA Asset Issuance Agreement;

            (xi) The amount of funds, as of the related Remittance Date, on deposit in the 1992GA Bankruptcy Account and the 1992GA Special Hazard Account maintained under the 1992GA Asset Issuance Agreement and available to pay claims to all 1992GA Asset Certificates and all Other 1992GA Certificates issued under the 1992GA Asset Issuance Agreement;

            (xii) The amount of coverage under the UGIC Policy and the 1994UA Special Hazard Policies maintained under the 1994UA Asset Issuance Agreement as of the Cut-off Date and as of the close of business on the related Remittance Date and available to pay claims with respect to the 1994UA Asset Certificates and the Other 1994UA Certificates issued under the 1994UA Asset Issuance Agreement;

            (xiii) The amount of funds, as of the related Remittance Date, on deposit in the 1994UA Bankruptcy Account and the 1994UA Special Hazard Account maintained under the 1994UA Asset Issuance Agreement and available to pay claims to all 1994UA Asset Certificates and all Other 1994UA Certificates issued under the 1994UA Asset Issuance Agreement;

            (xiv) The aggregate cumulative amount of Loan Losses in respect of the Mortgage Loans and any Prepayment Interest Shortfalls or Relief Act Shortfalls in respect of the Mortgage Loans as of the related Remittance Date;

            (xv) the Net WAC Rate and the weighted average remaining term to maturity and the weighted average interest rate of the Mortgage Loans as of the related Remittance Date;

            (xvi) the Excess Spread distributable on such Distribution Date, and the Excess Spread Rate for such Distribution Date;

            (xvii) the Class A Required Overcollateralization Amount for such Distribution Date;

            (xviii) the Class A Stepped Down Required Subordination Percentage, if any, for such Distribution Date;

            (xix) the Cumulative Loss Percentage and the Rolling Loss Percentage as of such Distribution Date;

            (xx) the Rolling Delinquency Percentage as of the last day of the related Due Period;

            (xxi)   the Overcollateralization Amount on such Distribution Date;
     and

            (xxii) the Overcollateralization Reduction Amount, if any, distributed in respect of the Class X Certificates on such Distribution Date;

     In the case of information furnished pursuant to subclauses (i) and (ii) above in respect of the Class A Certificates, the amounts shall be expressed as a dollar amount per a Single Certificate for each Class of Certificates. The Trustee shall use information included in the Asset Distribution Statement and information provided by the Administrator to prepare the Distribution Date Statement or to compute the amounts required to be set forth on such statement. The Trustee shall have no liability or responsibility to any Certificateholder for the accuracy or completeness of the information provided in the Asset Distribution Statement or the accuracy or completeness of the information provided by the Administrator under this Section 4.5. The Trustee shall forward to the Administrator and the Certificate Insurer a copy of each written statement, if any, delivered to any Certificateholder.

     (b) On or prior to January 30th of each year, commencing in the calendar year following the Closing Date, the Administrator shall furnish to the Trustee such information as the Trustee shall reasonably require to prepare for each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code and the Trustee shall mail such statement as required by law.

     Section 4.6    Advance Account.
                    ---------------

     (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Advance Account/CMC Securities Corporation REMIC Pass-Through Certificates, Series 1996-C", which account shall be an Eligible Account. All amounts collected by the Administrator or the Trustee, whether directly or received from a Servicer, from Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds or delinquent payments of principal and interest in respect of the PWRES Mortgage Loans shall be deposited in the Advance Account, and all such deposits shall be distributed to the Certificates as provided herein. Funds held in the Advance Account shall be invested at the written direction of the Company (or, in the absence of such direction, by the Trustee) in Permitted Instruments maturing prior to the next succeeding Remittance Date; provided, however, that Permitted Instruments issued
                            --------  -------
by and constituting the direct and unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Remittance Date next following the date of investment in the same.

     (b) The Trustee shall, upon the recommendation by the Administrator and to the extent monies are available in the Advance Account, approve the written request of the Administrator or a Servicer for reimbursement of (i) Monthly Advances relating to a particular PWRES Mortgage Loan or (ii) Expense Advances relating to a particular PWRES Mortgage Loan, in which case the Trustee shall, upon written notification of such approval by the Administrator, make the appropriate disbursements to the Administrator or such Servicer of funds in the Advance Account representing Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds or delinquent payments of principal and interest with respect to such PWRES Mortgage Loan. Any monies remaining in the Advance Account after action has been taken on all pending Administrator and Servicer requests shall first be remitted to the appropriate insurer (including the Certificate Insurer) pursuant to the terms of the respective insurance policies if applicable and if written instructions to do so from the Administrator are timely received by the Trustee, and any remaining monies shall be remitted to the Certificate Account on the second Remittance Date following its deposit in the Advance Account or upon final reimbursement to the appropriate party or parties, as certified by the Administrator, whichever occurs earlier.

     Section 4.7    Class R Reserve Account.
                    -----------------------

     (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Class R Reserve Account/CMC Securities Corporation REMIC Pass-Through Certificates, Series 1996-C", which account shall be an Eligible Account and which shall be used to make payments under the Cap Agreement and otherwise with respect to the Class R Certificates in accordance with the priorities set forth in Section 4.2. The Trustee and the REMIC Administrator shall account for payments made to the Class A Certificates under the Cap Agreement separately from other distributions on the Class A Certificates. On the Closing Date, the Company shall deposit into the Class R Reserve Account, from proceeds from the sale of the Certificates, the Initial Class R Reserve Account Deposit. The Initial Class R Reserve Amount Deposit shall be invested in AIM Number 1 Money Market Account; provided, however, (i) that any amounts deposited into the Class R Reserve Account in replenishment of the Initial Class R Reserve Account deposit and (ii) that any portion of the Initial Class R Reserve Amount Deposit no longer invested in AIM Number 1 Money Market Account for any reason, shall be held in non-interest bearing accounts. Any amounts deposited into the Class R Reserve Account pursuant to Section 4.2 hereof (excluding the Initial Class R Reserve Account Deposit) shall by held in non-interest bearing accounts.

     (b) The Class R Reserve Account will be part of the Trust Fund but not part of the Series 1996-C REMIC. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof (except to the extent that the Trustee is the obligor and has defaulted on such investments). All interest and other investment earnings on amounts held in the Class R Reserve Account shall be retained by the Trustee in the Class R Reserve Account until distributed pursuant to Section 4.2 and for federal and state income tax purposes the Class R Certificateholders shall be deemed to be the owners of the Class R Reserve Account, including for purposes of recognizing the income from such earnings. Any losses realized in respect of any investment in the Class R Reserve Account shall be for the account of the Class R Certificateholders. All amounts earned on amounts on deposit in the Class R Reserve Account shall be taxed to the Class R Certificateholders.

     (c) Any amounts remaining in the Class R Reserve Account upon termination of the Series 1996-C REMIC shall be paid to the Class R Certificate.

     Section 4.8    Class X Reserve Account.
                    -----------------------

     (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Class X Reserve Account/CMC Securities Corporation REMIC Pass-Through Certificates, Series 1996-C", which account shall be an Eligible Account and which shall be used to make payments under the Cap Agreement and otherwise with respect to the Class X Certificates in accordance with Section 4.2. The Trustee and the REMIC Administrator shall account for payments made to the Class A Certificates under the Cap Agreement separately from the other distributions on the Class A Certificate. On the Closing Date, the Company shall deposit into the Class X Reserve Account, from proceeds from the sale of the Certificates, the Initial Class X Reserve Account Deposit. The Initial Class X Reserve Amount Deposit shall be invested in AIM Number 1 Money Market Account; provided, however, (i) that any amounts deposited into the Class X Reserve Account in replenishment of the Initial Class X Reserve Account deposit and (ii) that any portion of the Initial Class X Reserve Amount Deposit no longer invested in AIM Number 1 Money Market Account for any reason, shall be held in non-interest bearing accounts. Any amounts deposited into the Class X Reserve Account pursuant to Section 4.2 hereof (excluding the Initial Class X Reserve Account Deposit) shall by held in non-interest bearing accounts.

     (b) The Class X Reserve Account will be part of the Trust Fund but not part of the Series 1996-C REMIC. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof (except to the extent that the Trustee is the obligor and has defaulted on such investments). All interest and other investment earnings on amounts held in the Class X Reserve Account shall be retained by the Trustee in the Class X Reserve Account until distributed pursuant to Section 4.2 and for federal and state income tax purposes the Class X Certificateholders shall be deemed to be the owners of the Class X Reserve Account, including for purposes of recognizing the income from such earnings. Any losses realized in respect of any investment in the Class X Reserve Account shall be for the account of the Class X Certificateholders. All amounts earned on amounts on deposit in the Class X Reserve Account shall be taxed to the Class X Certificateholders.

     (c) Any amounts remaining in the Class X Reserve Account upon termination of the Series 1996-C REMIC shall be paid to the Class X Certificates.

     Section 4.9    Custodial Account.  Pursuant to the provisions of the
                    -----------------
Servicing Agreements, each Servicer must maintain an account to which all Revenues (as defined in the Servicing Agree ment) received by such Servicer shall be deposited, which account shall be captioned: "Custodial Account of [Name of Servicer and Custodian/Trustee] for the benefit of CMC Securities Corporation and its successors and assigns." Each Servicer shall make remittances from its respective account each month as provided in the Servicing Agreements.

     Section 4.10   Claims Upon the Certificate Insurance Policy; Policy
                    ----------------------------------------------------
Payments; Policy Payments Account.
---------------------------------

     (a) By 12:00 noon, New York City time, on the second Business Day preceding a Distribution Date (the "Claim Deadline" with respect to such Distribution Date), if the funds on deposit in the Certificate Account are insufficient to pay the Class A Interest Distribution Amount and the Coverage Deficit with respect to such Distribution Date to the Class A Certificateholders, the Trustee shall give notice to the Certificate Insurer and the Fiscal Agent (as defined in the Certificate Insurance Policy) of the amount of such deficiency (such amount, the "Insured Payment Amounts"). Each notice given pursuant to the preceding sentence shall be in writing, may be delivered by telecopy, and shall be in the form of a Notice of Claim. Following receipt by the Certificate Insurer of such notice in such form, the Certificate Insurer or the Fiscal Agent will pay any amount payable under the Certificate Insurance Policy on the later to occur of (i) 12:00 noon,

New York City time, on the second Business Day following such receipt and (ii) 12:00 noon, New York City time, on the Distribution Date to which such deficiency relates, as provided in the Endorsement to the Certificate Insurance Policy.

     (b) The Trustee shall establish a separate special purpose trust account in its corporate trust department for the benefit of Holders of the Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Insurance Policy in the Policy Payments Account and apply such amount only for purposes of payment to Holders of Certificates of the Insured Payment Amount for which a claim was made, and such amount may not be applied for any other purpose whatsoever. Amounts paid under the Certificate Insurance Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.2. It shall not be necessary for the payment of any Insured Payment Amounts to be made by checks or wire transfers separate from the checks or wire transfers used to pay the interest and principal distributions on the Certificates. However, the amount of any payment of principal of or interest on the Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Certificate Register and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.5. Funds held in the Policy Payments Account shall not be invested by the Trustee.

     On any Distribution Date with respect to which a claim has been made under the Certificate Insurance Policy, the Insured Payment Amounts received by the Trustee as a result of any claim under the Certificate Insurance Policy, shall be withdrawn from the Policy Payments Account and deposited in the Certificate Account and applied by the Trustee, together with the other funds to be withdrawn from the Certificate Account pursuant to Section 4.2, directly to the payment in full of the Class A Interest Distribution Amount and Coverage Deficit on the Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Administrator, Trustee, Servicer, or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of any Insured Payment Amounts paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

     (d) The Trustee shall promptly notify the Certificate Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Certificateholder, by its purchase of the Certificates, and the Trustee hereby agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. The Trustee shall apply any funds received by it from the Certificate Insurer in connection with a Preference Claim in accordance with the terms of the Certificate Insurance Policy.

                                  ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES; COVENANT

     Section 5.1    Representations and Warranties of the Company
                    ---------------------------------------------

     (a) The Company hereby represents and warrants to the Trustee and the Certificate Insurer, as of the Closing Date, that:

            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate and other power and authority to execute, deliver and enter into this Agreement and to perform all of its duties and obligations pursuant hereto;

            (ii) The execution and delivery of this Agreement have been duly authorized by the Company and, when executed and delivered, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

            (iii) The execution and delivery of this Agreement by the Company in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Company, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to it or any of its assets;

            (iv) The execution and delivery of this Agreement by the Company in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained; and

            (v) No failure exists on the part of the Company or Capstead Capital Corporation ("CCC") in the observance or performance, in any material respect, of any of the covenants or agreements contained in the Asset Issuance Agreements, and neither the Company nor

     CCC was in breach of any of its representations or warranties contained in the Asset Issuance Agreements as of the date such representations or warranties were given.

     (b) In addition, the Company hereby represents and warrants to the Trustee, as of the Closing Date, that:

            (i) The information set forth in the Asset Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

            (ii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Asset Certificate;

            (iii) Each Asset Certificate has been transferred to the Trustee free and clear of any liens, claims and encumbrances; and

            (iv) The Company has taken no action which could give rise to any liens, claims or encumbrances over the PWRES Mortgage Loans.

            (v) As of the Cut-off Date, each Asset Certificate is an eligible asset to be included in a REMIC under the REMIC Provisions.

     It is understood and agreed that the representations and warranties set forth in this Section 5.1 shall survive delivery of the Mortgage Assets to the Trustee.

     (c) Upon discovery by the Company, the Trustee or the Certificate Insurer of a breach of any of the foregoing representations and warranties with respect to the Mortgage Assets, the party discovering such breach shall give prompt written notice to the other parties to this Agreement and the Certificate Insurer. On the first Remittance Date occurring 60 days after the Company's discovery or receipt of notice of such breach, the Company shall cure such breach in all material respects or, if such breach materially and adversely affects the interests of the Certificateholders, the Company shall repurchase the affected Asset Certificate or, in the case of a breach of the representation set forth in clause (b)(iv) of this Section 5.1, the affected PWRES Mortgage Loan, at the Repurchase Price therefor. In addition, upon discovery by the Company, the Trustee or the Certificate Insurer of a breach of any of the foregoing representations and warranties with respect to the PWRES Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties to this Agreement and the Certificate Insurer. On the first Remittance Date occurring 60 days after the Trustee's discovery or receipt of notice of such breach, the Trustee shall cause the related Originator or PWRES, as applicable, to cure such breach in all material respects or, if such breach materially and adversely affects the interests of the Certificateholders, to repurchase the affected PWRES Mortgage Loan at the Repurchase Price therefor. The Trust Fund shall be entitled to any distribution on such repurchased Mortgage Asset due and payable on the Remittance Date on which such Mortgage Asset is repurchased. The proceeds from any such repurchase shall be deposited into the Certificate Account. The obligation of the Company to repurchase any Asset Certificate as to which a defect exists shall constitute the sole remedy respecting such breach available to Certificateholders or the Certificate Insurer or the Trustee on behalf of the Certificateholders or the Certificate Insurer. The obligation of an Originator or

PWRES, as applicable, to repurchase or cure any material breach with respect to any PWRES Mortgage Loan as to which a defect exists in accordance with the provisions of the Mortgage Loan Purchase Agreement shall constitute the sole remedy respecting such breach available to Certificateholders or the Certificate Insurer or the Trustee on behalf of the Certificateholders or the Certificate Insurer.

     Section 5.2    Representations and Warranties of the Administrator
                    ---------------------------------------------------

            (a) The Administrator hereby represents and warrants to the Company, the Trustee and the Certificate Insurer, as of the Closing Date, that:

                    (i) The Administrator is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full corporate and other power and authority to execute, deliver and enter into this Agreement and to perform all of its duties and obligations pursuant hereto;

                    (ii) The execution and delivery of this Agreement has been duly authorized by the Administrator and, when executed and delivered, will constitute a valid and binding obligation of the Administrator, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, mor atorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

                    (iii) The execution and delivery of this Agreement by the Administrator in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Administrator, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Administrator is a party or which may be applicable to it or any of its assets;

                    (iv) The Administrator is a FNMA and FHLMC approved seller/servicer of conventional mortgages and meets all requirements of applicable laws so as to be eligible to originate, purchase hold and service conventional mortgages. So long as the Administrator shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall maintain its good standing as a FNMA and FHLMC approved servicer/seller of conventional mortgages; and

                    (v) The execution and delivery of this Agreement by the Administrator in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

     Section 5.3    Restrictions on Modifications to Documents in Mortgage File.
                    -----------------------------------------------------------
With respect to each PWRES Mortgage Loan, in no event shall either the Company, the Administrator or the Trustee permit any modification of such Mortgage Loan or the related documents in the Mortgage File which would have the effect of changing (i) the interest rate on or term of such PWRES Mort gage Loan (other than, with respect to an ARM Mortgage Loan, adjustments to such interest rate made pursuant to the existing terms of the related Mortgage Note) or (ii) the outstanding principal balance of such PWRES Mortgage Loan (except with respect to actual payments of principal received with respect thereto).

     Section 5.4    Covenant Respecting Credit Enhancement.  The Company hereby
                    --------------------------------------
covenants to the Trustee, for the benefit of Certificateholders, that it shall take all action available to it to prevent (i) any reduction of coverage under a Mortgage Pool Insurance Policy or a Special Hazard Policy or any reduction of the respective amounts required to be maintained on deposit in a Special Hazard Account or a Bankruptcy Account; (ii) the modification of the applicable formulae for calculating the Requisite Amount of the Program 1992GA Bankruptcy Account, the Program 1992GA Bankruptcy Claim Ceiling, the Requisite Amount of the Program 1992GA Special Hazard Account or the Program 1992GA Special Hazard Claim Ceiling (each as defined in the 1992GA Asset Issuance Agreement); (iii) the modification of the applicable formulae for calculating the Requisite Amount of the Program 1994UA Bankruptcy Account, the Program 1994UA Bankruptcy Claim Ceiling, the Requisite Amount of any Special Hazard Account or the Program 1994UA Special Hazard Claim Ceiling (each as defined in the 1994UA Asset Issuance Agreement); (iv) any Additional Loan from becoming the subject of coverage under a Mortgage Pool Insurance Policy or a Special Hazard Policy; or
(v) any Additional Loan (or Other Certificate evidencing ownership thereof) from obtaining any rights to the assets from time to time on deposit in a Special Hazard Account or a Bankruptcy Account; provided however that, if the Trustee is
                                        -------- -------
provided with a letter from the Rating Agency to the effect that the occurrence of any of the events described in clause (i), (ii), (iii) (iv), or (v) above will not result in the withdrawal or reduction of the then-current rating of the Certificates by the Rating Agencies (determined without regard to the Certificate Insurance Policy) and the Certificate Insurer consents thereto, the Company shall not be so obligated to prevent the occurrence of any such event.

                                  ARTICLE VI.

                               THE ADMINISTRATOR

     Section 6.1    General.  The  Administrator shall have general
                    -------
responsibility for monitoring the servicing of the PWRES Mortgage Loans and performance of other duties in accordance with the express provisions of this Agreement. The Administrator shall have full power and authority to do and perform any and all things which it may deem necessary or desirable to carry out its duties and responsibilities hereunder, unless contrary to the express provisions of this Agreement. Without limiting the generality of the foregoing, the Administrator shall be, and is hereby, irrevocably authorized and empowered to execute and deliver, with respect to the PWRES Mortgage Loans, the properties encumbered by the Mortgages, and any acts to be performed by the Administrator under this Agreement, any and all instruments, documents and writings necessary or desirable to fulfill its duties and responsibilities hereunder as the Administrator. In addition, in the event the index with respect to an ARM Mortgage Loan is not published or is otherwise unavailable, the Administrator shall select an alternative index based on comparable information. The parties hereto acknowledge and agree that, subject to Section 7.1, the Trustee shall have no liability or responsibility to the Mortgagor, the Certificateholders, the Certificate Insurer or any other Person for calculation of interest charged on any ARM Mortgage Loan or for calculation of amounts escrowed or to be escrowed or of notifications thereof or of servicing transfers. The Administrator will furnish to the Trustee semi-annually, on or before 120 days after each June 30th and December 31st, commencing December 31, 1996, an Officer's Certificate stating that (i) a review of the fulfillment by the Administrator during such six-month period of its obligations under this Agreement has been made by an appropriate officer or officers of the Administrator; and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement throughout such six-month period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Subject to Section 7.1(e) hereof, the Trustee may rely upon such Officer's Certificate with regard to the Administrator's compliance with the terms of this Agreement.

     Section 6.2    Accounting For Mortgage Loan Payments.  On or before three
                    -------------------------------------
(3) Business Days before the Remittance Date, the Administrator shall provide to the Trustee and the Company a Loan Summary and Remittance Report which shall be based upon the Servicers' Remittance Reconciliations which were received by the Administrator on or before the fifth (5th) Business Day of such month. The Administrator shall indicate in such Loan Summary and Remittance Report the total servicing fees retained by the applicable Servicers, the administrative fee to be paid pursuant to Section 6.4, and the nature of the collections remitted by the Servicers and deposited in the Certificate Account pursuant to this Agreement on or before the Remittance Date of the current month and the other information required to be reported in Section 4.5 with respect to the Certificates.

     Section 6.3    Monitoring of Servicers' Performance.  The Administrator
                    ------------------------------------
shall be responsible for reporting to the Trustee and the Company the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Administrator may rely upon an Officer's Certificate of the Servicer with regard to such Servicer's compliance with the terms of such Servicing Agreement. The Administrator will furnish to the Trustee, the Certificate Insurer and the Company on or before each Remittance Date during the term of this Agreement an Evaluation Report of Servicers and will notify any Servicer whenever, according to the Evaluation Report of Servicers, the performance of such Servicer, in the Administrator's opinion, consistently fails to comply with such Servicing Agreement or to meet the minimum responsibilities for dealing with delinquencies as set forth therein, except that the Administrator shall not notify the Servicer, if, in the Administrator's opinion, the procedures being employed by such Servicer are adequate and efficient in dealing promptly with delinquencies. In the event that the Administrator, in its judgment, determines, or the Certificate Insurer directs the Administrator, that a Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Administrator shall notify the Company and the Trustee thereof and, absent instructions to the contrary from the Company or the Trustee within five days of the delivery of such notice, the

Administrator shall issue such notice or take such other action as it deems appropriate. No termination of a Servicer shall be effective without the written consent of the Certificate Insurer. Upon request, the Administrator shall make available to the Company, the Certificate Insurer and the Trustee all reports submitted by the Servicers to the Administrator, concerning delivery of the Mortgage Files and the Servicers' foreclosure recommendations. Without limitation to any other rights or remedies available to the Company or the Trustee, either the Company or the Trustee may require the foreclosure of any PWRES Mortgage Loan with respect to which any monthly installment of principal and interest is more than 90 days past due.

     Section 6.4    Fees of Administrator.  As compensation for its activities
                    ---------------------
and obligations hereunder, on each Distribution Date, the Administrator shall be entitled (in addition to its fee payable pursuant to Sections 4.02(c) and 6.04 (or Sections 4.2(c) and 6.4, as applicable) of the applicable Asset Issuance Agreements) to its fee hereunder in an amount equal to the Administrator's Fee, payable by Trustee pursuant to Section 4.2(c). To the extent that there are insufficient funds to pay such fee from the Certificate Account in accordance with Section 4.2(c) hereof, then the Administrator shall receive payment from the Company directly.

     Section 6.5    Administrator's Insurance Policies.  The Administrator
                    ----------------------------------
hereby agrees to obtain and maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in full force and effect throughout the term of this Agreement covering the Administrator's officers and employees and other persons acting on behalf of the Administrator in its capacity as the Administrator under this Agreement. With respect to the Administrator, such coverage shall be in an amount, and issued by issuers, that would be acceptable to FNMA, if the Administrator were servicing the PWRES Mortgage Loans for FNMA. In the event that any such bond or policy shall cease to be in effect, the Administrator shall exercise its best reasonable efforts to obtain, from an issuer or insurer licensed in the State and acceptable to the Trustee, the Certificate Insurer and the Company, a comparable replacement bond or policy, as the case may be. Any amounts collected by the Administrator under any such bond or policy relating to the PWRES Mortgage Loans shall be remitted to the Certificate Account and applied pursuant to this Agreement. No provision of this Section 6.5 shall operate to diminish, restrict or otherwise limit the Administrator's responsibilities and obligations as set forth in this Agreement. In addition to the foregoing obligations, the Administrator shall diligently enforce for the benefit of the Certificate Owners and the Certificate Insurer the rights and remedies of the "Owner" under each of the Servicing Agreements, including such rights and remedies as are available in the event of a Servicer default, and shall take such specific action thereunder as may be requested by the Certificate Insurer. The Trustee hereby grants to the Administrator the authority to enforce such rights and remedies as if the Administrator were the "Owner" under each Servicing Agreement; provided, however, that without the consent of the Trustee and the Certificate Insurer, the Administrator shall not be authorized to consent to any action on behalf of the "Owner" under any Servicing Agreement to the extent such Servicing Agreement requires the consent or agreement of "Owner" to such action.

     Section 6.6    Liability of Administrator for Expenses. The Administrator
                    ---------------------------------------
shall be required to pay all expenses incurred by it in connection with its administration activities hereunder (including the cost of the insurance policies and bonds required by Section 6.5) and shall not be entitled to reimbursement therefor, except as specifically provided herein. If the Administrator fails to respond to preliminary requests made by the Trustee for information, the Administrator agrees to pay (i) all reasonable costs and expenses incurred by the Trustee, the Certificate Insurer or the Company in investigating the Administrator's activities hereunder when, in the opinion of the Trustee, the Certificate Insurer or the Company, such investigation is warranted on the basis of adverse information about the Administrator and (ii) all reasonable costs and expenses incurred by the Trustee, the Certificate Insurer or the Company in replacing the Administrator in the event of a default by the Administrator in the performance of its duties under the terms and conditions of this Agreement.

     Section 6.7    Annual Independent Certified Public Accountants' Reports for
                    ------------------------------------------------------------
Administrator.
----------------

     (a) On or before 120 days after the end of the Administrator's fiscal year, beginning with the fiscal year ending December 31, 1996 and on or before 120 days after the end of each fiscal year thereafter, the Administrator, at its expense, will furnish to the Certificateholders, the Company, the Trustee, and, for so long as the Certificate Insurance Policy remains in effect, the Certificate Insurer: (i) an opinion by a firm of independent certified public accountants on the financial position of the Administrator at the end of its fiscal year and the results of operations and changes in financial position of the Administrator for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Administrator is then servicing any PWRES Mortgage Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Administrator's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA or FHLMC, the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

     (b) The Administrator will agree to perform, or have performed, such other procedures as the Company may reasonably request and as the Administrator and the Company may mutually agree in writing.

     Section 6.8    Standby Servicing Obligation.  The Administrator may accept
                    ----------------------------
the assignment of any Servicer's servicing rights and obligations under its Servicing Agreement and shall immediately assume the servicing rights and obligations of any Servicer whose servicing obligations are terminated pursuant to the Servicing Agreement, in which event the duties and obligations to service the PWRES Mortgage Loans previously serviced by such Servicer shall thereafter be applicable to and carried out by the Administrator as provided under the Servicing Agreement, under the same terms and conditions applicable to any other Servicer. The Administrator shall be entitled to the same servicing fee that otherwise would have been retained by a Servicer pursuant to the Servicing Agreement with respect to the servicing obligations of such Servicer assumed by the Administrator and shall be enti tled to the same reimbursement of Monthly Advances or Expense Advances as such Servicer would have been entitled to pursuant to Section 4.7.

     Section 6.9    Administrator's Obligation to Make Monthly Advances and
                    -------------------------------------------------------
Expense Advances.
----------------

     (a) In the event that the Trustee determines that any Servicer has not made any scheduled Monthly Advance, the Administrator shall, on or before 11:00 a.m. (Dallas, Texas time) two (2) Business Days prior to the Distribution Date of the month in which such Monthly Advance was scheduled to be made, make an advance equal to such unpaid Monthly Advance. In the event that any Servicer does not make an Expense Advance when due pursuant to the related Servicing Agreement, the Administrator shall, within forty-eight hours of receipt of notice (either in writing or verbally but if verbally, as confirmed in writing) from the Trustee, pursuant to Section 4.1(c) hereof, of its failure to receive an Expense Advance from a Servicer, make an advance equal to such unpaid Expense Advance; provided, however, that in no event shall the Administrator be required to make Nonrecoverable Advances with respect to any Monthly Advance or Expense Advance. Advances by the Administrator pursuant to this Section 6.9 may be made either by (i) depositing in the Certificate Account the amount equal to such advance, or (ii) causing to be made appropriate entries in the records of the Certificate Account (which records are those maintained by the Administrator and not the account records of the Trustee) that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 6.9, used by the Administrator in discharge of any such advance, or (iii) make advances in the form of any combination of (i) and (ii), aggregating the amount of such advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Administrator by deposit in the respective account for such Series on any future date to the extent that funds in such account on such date shall be less than payments to persons other than the Company required to be made on such date.

     (b) The Administrator shall be reimbursed for all advances made pursuant to this Section 6.9 as provided in Sections 4.2(c) and 4.4(b). Should the Administrator be required to make any advances hereunder on behalf of a Servicer, the Administrator may immediately terminate, and upon the direction of the Certificate Insurer, shall immediately terminate such Servicer's rights under the related Servicing Agreement and shall assume such Servicer's servicing rights and obligations as standby servicer pursuant to Section 6.8.

     Section 6.10   Resignation of Administrator.  The Administrator may not
                    ----------------------------
resign from its obligations as Administrator hereunder or as a Servicer, including any servicing rights and obligations assumed by Administrator from another Servicer pursuant to Section 6.8, unless a successor shall have accepted an appointment from the Trustee and unless satisfactory evidence shall have been furnished from the Rating Agencies to the Trustee, the Company and the Certificate Insurer that such resignation and succession shall not adversely affect the then current rating of the Certificates (determined without regard to the Certificate Insurance Policy). For so long as the Certificate Insurance Policy remains in effect, no such resignation or succession shall be effective without the consent of the Certificate Insurer..

     Section 6.11   Amendment of Servicing Agreements.  The Company, in
                    ---------------------------------
conjunction with the Administrator, may from time to time make such modifications and amendments to the Servicing Agreements (including any guides incorporated by reference therein) and approve assignments of the Servicing Agreements to any Person, in each case as the Administrator deems necessary or appropriate to confirm or carry out more fully the intent and purpose of the Servicing Agreements and the duties, responsibilities and obligations of the Servicers thereunder; provided, however, that no such amendment or modification has a materially adverse impact on the Certificateholders or the

Certificate Insurer. The consent of the Trustee shall not be required for any action taken or proposed to be taken by the Company or the Administrator pursuant to this Section 6.11.

                                  ARTICLE VIA

                        REMIC Administration Provisions

     Section 6A.1.  Realization Upon Defaulted PWRES Mortgage Loans.  In
                    -----------------------------------------------
connection with the realization upon any defaulted PWRES Mortgage Loan, the Administrator shall ensure that the related Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to the related Servicing Agreement unless either:

          (a) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by such Servicer for the benefit of the Trust Fund; or

          (b) the Administrator shall have requested and received an Opinion of Counsel (obtained at the expense of the Trust Fund) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 6A.2.  Title and Management of REO Property.
                    ------------------------------------

     (a) The Administrator shall ensure that the applicable Servicer, on behalf of the Trust Fund, shall dispose of any REO Property within two years after the Trustee acquires ownership of such REO Property, unless (i) the Administrator on behalf of the Trust Fund, and as an expense of the Trust Fund, has applied for an extension of such two-year period, at least 61 days before the expiration of such two-year period, pursuant to Code Sections 856(e)(3) and 860G(a)(8)(A), in which case the Administrator shall ensure that such Servicer sells such REO Property within the applicable extension period or (ii) the Administrator seeks and subsequently receives, at the expense of the Trust Fund, an Opinion of Counsel, addressed to the REMIC Trustee, the Trustee and the Administrator, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Adminis trator shall ensure that the applicable Servicer shall manage, conserve, protect and operate such REO Property for the related Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or result in the receipt by the Trust Fund of any "income from nonpermitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

     (b)  The Administrator shall ensure that each Servicer does not:

          (i) permit the Trust Fund to enter into, renew or extend any New Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

          (ii) permit any amount to be received or accrued under any New Lease, other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related PWRES Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) or the Code; or

          (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund, unless such Person is an Independent Contractor;

unless, in any such case, the Administrator has requested and received an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D of the
Code) at any time that it is held by the Trust Fund, in which case the Administrator may allow the applicable Servicer to take such actions as are specified in such Opinion of Counsel.

     Section 6A.3.  Modifications, Waivers, Amendments and Consents.
                    -----------------------------------------------

     (a) The Administrator shall ensure that no Servicer agrees to any modification, waiver or amendment of any term of any PWRES Mortgage Loan unless the Administrator has first obtained an Opinion of Counsel, which shall be obtained at the expense of the Trust Fund and may be applicable to more than one transaction or generally to a class or classes of transactions described therein, to the effect that the proposed modification, waiver or amendment will not cause a REMIC Loss, provided however that no such Opinion of Counsel shall be required for a modification, waiver or amendment made pursuant to subsection
(b) below except as required under clause (ii) thereof. Should a modification to any PWRES Mortgage Loan occur without the Administrator's knowledge which may result in a disqualification of the Trust Fund or any portion thereof as a REMIC, the Company agrees to indemnify and hold harmless the Administrator for any loss or liability.

     (b) If a Servicer determines with respect to any PWRES Mortgage Loan serviced by it that a material default has occurred or a payment default is reasonably foreseeable or has occurred with respect thereto and that modification, waiver or amendment of the terms of such PWRES Mortgage Loan is reasonably likely to produce a greater recovery on a present value basis than liquidation of such PWRES Mortgage Loan, the Administrator may permit such Servicer, subject to the servicing standard set forth in the related Servicing Agreement, to agree to a modification, waiver or amendment of such PWRES Mortgage Loan, without the consent of the Trustee or any Certificateholders, in accordance with the following:

          (i) subject to the provisions in the following clause (ii) and the paragraph following clause (ii) below, the Servicer may from time to time reduce the monthly payments on any such PWRES Mortgage Loan (including allowing a monthly payment to be less than that required to pay interest at the related mortgage interest rate and adding the difference to the unpaid principal balance of such PWRES Mortgage Loan) for a period of up to six months but any such change shall not reduce any required Monthly Advance at the original Mortgage Rate;

          (ii) the Servicer may permit the Mortgagor to substitute collateral for all or a portion of the Mortgaged Property, pledge additional collateral for the PWRES Mortgage Loan or release part of the Mortgaged Property, provided, however, that the Administrator shall have requested and received an Opinion of Counsel addressed to the Trustee and the Administrator (obtained at the expense of the Trust Fund) to the effect that such substitution or addition is permitted hereby and such substitution, additional pledge or release of collateral will not cause the imposition of a tax on the Trust Fund, or any portion thereof, under the REMIC Provisions or cause the Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any Certificate is outstanding.

Notwithstanding the foregoing, the Administrator shall not permit the Servicer to agree to any modification which changes the interest rate or term of such PWRES Mortgage Loan or changes the outstanding principal balance of such PWRES Mortgage Loan (except with respect to actual payments of principal received with respect thereto or changes set forth in clause (i) above).

     Section 6A.4.  Reports of Foreclosures and Abandonments of Mortgaged
                    -----------------------------------------------------
Property.  The Trustee shall make the reports of foreclosures and abandonments
--------
of any Mortgaged Property as required by Section 6050J of the Code. In order to facilitate this reporting process, the Admin istrator, on or before January 20th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Administrator or a Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a PWRES Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Administrator shall be in form and substance sufficient to meet the reporting requirements imposed by
Section 6050J of the Code. The Trustee and the Administrator shall not be required to prepare any reports under this section if the Administrator obtains and provides to the Trustee certifications from each Servicer that such Servicers have prepared and filed with the applicable authorities the required reports.

                                 ARTICLE VII.

                                  THE TRUSTEE

     Section 7.1    Duties of Trustee.
                    -----------------

     (a) Upon acceptance of its duties hereunder, and prior to termination of this Agreement in accordance with Article XI, the Trustee shall, subject to subsection (c) of this Section 7.1, perform such duties as are provided in this Agreement for the benefit of all of the Certificateholders and the Certificate Insurer.

     (b) Except as is otherwise provided in subsection (d) of this Section 7.1 and Section 2.2, the Trustee shall be under no duty or obligation to inspect, review or examine any documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     (c) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     (d) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement but shall be under no duty or obligation to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face; provided, however, that the Trustee shall be under no duty to recalculate, verify or recompute any information provided to it and previously calculated or computed by the Company, any REMIC Administrator, any Administrator or any Asset Certificate Trustee.

     (e) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of each Class affected thereby holding Certificates evidencing Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that if the Trustee shall receive conflicting directions from two or more groups of Certificateholders of a Class holding Certificates that evidence Percentage Interests aggregating not less than 25% at the time, then the Trustee shall act pursuant to this Section 7.1(e)(iii) only at the direction of Certificateholders of such Class holding Certificates that evidence Percentage Interests aggregating not less than 50%; and provided, however, that if the Trustee shall receive conflicting directions from Certificateholders having the requisite Percentage Interests of two or more Classes, then the Trustee shall act pursuant to this Section 7.1(e)(iii) only at the direction of Certificateholders affected thereby holding Percentage Interests aggregating not less than 50% at the time, with such Percentage Interest recomputed as though all affected Classes constituted one Class; and, further, that no action by the Trustee hereunder shall be effective without the consent of the Certificate Insurer.

          (f) The Trustee shall have no liability or responsibility to any Person for the acts or omissions to act by the Company. No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 7.1A   Maintenance of the Certificate Insurance Policy.
                    -----------------------------------------------

     (a) The Company has caused the Certificate Insurance Policy to be delivered to the Trustee. The Trustee shall compute the Certificate Insurer Premium for payment to the Certificate Insurer on each Distribution Date. The Trustee will surrender the Certificate Insurance Policy to the Certificate Insurer upon the expiration of the term of the Certificate Insurance Policy.

     (b) Prior to the Claim Deadline, the Trustee will prepare and deliver Notices of Claim in accordance with the terms of the Certificate Insurance Policy and neither the Administrator nor the Company shall have any liability or responsibility therefor.

     Section 7.2    Certain Matters Affecting the Trustee.  Except as otherwise
                    -------------------------------------
provided in Section 7.1,

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel selected by it with due care;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless the Certificateholders or the Certificate Insurer shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee to its reasonable satisfaction by the security afforded to it by the terms of this Agreement, the Trustee may require from the Certificate Insurer or the Certificateholders of each Class affected thereby indemnity reasonably satisfactory to it against such expense or liability as a condition to the making of such investigation; and

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with due care.

     Section 7.3    Trustee Not Liable for Certificates or Mortgage Loans.  The
                    -----------------------------------------------------
statements contained in this Agreement and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or any Asset Certificate, PWRES Mortgage Loan or any other property constituting the Trust Fund. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates.

     Section 7.4    Trustee May Own Certificates.  The Trustee in its individual
                    ----------------------------
or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 7.5    Trustee's Fees and Expenses.  As compensation for its
                    ---------------------------
services hereunder, on each Distribution Date, the Trustee shall be entitled (in addition to its fee payable pursuant to Sections 4.02(d) and 7.05 (or Sections 4.2(d) and 7.5, as applicable) of the applicable Asset Issuance Agreements) to its fee hereunder, which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust, in an amount equal to the Trustee's Fee, payable pursuant to Section 4.2(d) of this Agreement. The Trustee shall also receive reimbursement for all reasonable costs and expenses incurred hereunder in the manner, and from the sources, provided by each Asset Issuance Agreement. The Company hereby indemnifies and holds the Trustee harmless against any loss, claim, liability or expense, including reasonable attorneys' fees, incurred, arising out of or in connection with this Agreement or the Certificates, including but not limited to any such loss, claim, liability or expense incurred in connection with any legal action against the Trust Fund or the Trustee or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties under this agreement, including, without limitation, any action taken by the Trustee pursuant to Section 7.14 hereof (other than any loss, claim, liability or expense incurred by reason of willful misconduct or negligence on the part of the Trustee). Any payment to the Trustee pursuant to the foregoing indemnity shall be from the Company's own funds, without reimbursement therefor. The obligation to reimburse unpaid fees and expenses and the indemnity by the Company contemplated by this Section 7.5 shall survive termination of this Agreement.

     Section 7.6    Eligibility Requirements for Trustee.
                    ------------------------------------

     (a) The Trustee hereunder shall at all times be a commercial bank or trust company organized and doing business under the laws of a state or of the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) The Trustee hereunder shall at all times be the same entity serving as Asset Certificate Trustee under the 1992GA Asset Issuance Agreement and the 1994UA Asset Issuance Agreement. The Trustee agrees that if it resigns or is removed as Asset Certificate Trustee under either the 1992GA Asset Issuance Agreement or the 1994UA Asset Issuance Agreement, it shall concurrently resign as Trustee hereunder, with the consent of the Certificate Insurer.

     (c) In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.7.

     Section 7.7    Resignation or Removal of the Trustee.
                    -------------------------------------

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company, provided,
                                                                --------
however, that if the Trustee resigns hereunder it agrees that it shall
-------
concurrently resign as Asset Certificate Trustee under the Asset Issuance Agreement. Upon receiving such notice of resignation, the Majority Certificateholders may, upon the recommendation of the Administrator and with the written consent of the Certificate Insurer during the term of the Certificate Insurance Policy, the Certificate Insurer may, appoint a successor trustee by written instrument copies of which shall be delivered to the resigning Trustee and the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. The Trustee shall remain as Trustee hereunder until a successor trustee is appointed in accordance herewith.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 7.6, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or the subject of an order for relief entered in a bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Certificateholders may, with the prior written consent of the Certificate Insurer during the term of the Certificate Insurance Policy, and the Certificate Insurer may, remove the Trustee and appoint a successor trustee acceptable to the Certificate Insurer by written instrument, copies of which shall be delivered to the Trustee so removed and the successor trustee; provided,
                                                               --------
however, that in such event the Administrator shall also take appropriate action
-------
to cause the removal of the Asset Certificate Trustee (if the same entity as the Trustee to be removed) under the Asset Issuance Agreements.

     (c) The Majority Certificateholders (with the written consent of the Certificate Insurer so long as no Certificate Insurer Monetary Default exists and is continuing) may at any time remove the Trustee for cause or, so long as the compensation to be charged by the proposed successor trustee does not exceed an amount equal to 100% of the compensation contemplated hereunder in respect of the Trustee being removed, remove the Trustee without cause and either (i) appoint a successor trustee acceptable to the Certificate Insurer by written instrument or instruments, copies of which shall be delivered to the Administrator, the Trustee so removed and to the successor trustee so appointed or (ii) petition a court of competent jurisdiction; provided, however, that in
                                                    --------  -------
each such event the Administrator shall also take action to cause the removal of the Asset Certificate Trustee (if the same entity as the Trustee to be removed) under the Asset Issuance Agreements.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 7.8.

     Section 7.8    Successor Trustee.
                    -----------------

     (a) Any successor trustee appointed as provided in Section 7.7 shall execute, acknowledge and deliver to the Company, the Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Assets and related documents and statements held by it hereunder, and the Company, the Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations. The successor trustee shall execute and deliver to the predecessor trustee receipts and releases for the Mortgage Assets and related documents and the Company and the Administrator shall execute and deliver such releases to the predecessor trustee, subject to
Section 7.1, as the predecessor trustee may reasonably require. Any Trustee ceasing to act shall, nevertheless, retain its rights hereunder with respect to any amounts due it hereunder.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.6.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Administrator shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Administrator.

     Section 7.9    Merger or Consolidation of Trustee.  Any corporation into
                    ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 7.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.10   Trustee to Cooperate; Release of Mortgage Files.
                    -----------------------------------------------

     (a) Upon the payment in full of any PWRES Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such pur poses, the Servicer may notify the Administrator by a certification (which certification shall include statements to the effect that (i) all amounts constituting Net Liquidation Proceeds or Insurance Proceeds received or to be received in connection with such payment which are required to be cred ited to the Advance Account pursuant to Section 4.4, have been or will be so credited and (ii) all other amounts have been credited to the Certificate Account) of an officer of Servicer and request delivery to it of the related Mortgage File. Additionally, in the event of any repurchase of a PWRES Mortgage Loan pursuant to Section 2.4 or in the event of the exercise of a conversion option resulting in the repurchase of a PWRES Mortgage Loan, and upon direction by a Servicer or the Company, as applicable, to the Administrator regarding delivery of the related Mortgage File, the Administrator will deliver written notice of such repurchase of such PWRES Mortgage Loan and instructions for delivery of the related Mortgage File to the Trustee.

     (b) Upon receipt of (1) a copy of such certification and request, in the case of a payment in full of a PWRES Mortgage Loan and (2) upon written notice from the Administrator, in the case of either a payment in full or a repurchase of a PWRES Mortgage Loan, the Trustee shall promptly release the related Mortgage File to the Servicer or entity to whom the Mortgage File is to be delivered pursuant to the direction received in Section 7.10(a) above. Upon any such payment in full, or the receipt of such notification, the Servicer is authorized to prepare a release of lien or deed of reconveyance, without recourse, representation or warranty, covering the property encumbered by such deed of trust, to be executed by the Trustee, which release of lien shall after recording thereof be delivered by the Servicer to the person or persons entitled thereto, it being understood and agreed that no expenses incurred in connection with such release of lien or deed of reconveyance shall be chargeable to the Certificate Account. If any Mortgage File is released in reliance upon such a certification and the related PWRES Mortgage Loan is subsequently discovered to have in fact not been paid in full, the Trustee shall promptly notify the Administrator and the Administrator shall demand that the applicable Servicer return the Mortgage File to the Trustee.

     (c) From time to time and as appropriate for the servicing or foreclosure of any PWRES Mortgage Loan the Trustee shall, upon the written request of the Administrator and delivery to the Trustee of a trust receipt, substantially in the form attached hereto as Exhibit H, signed by an officer of the Servicer,
                            ---------
release the related Mortgage File to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the PWRES Mortgage Loan shall be liquidated, in which case upon receipt of a notice from the Administrator, accompanied by an Officer's Certificate similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Servicer.

     Section 7.11   Trustee Not Acting in Individual Capacity.  Except as
                    -----------------------------------------
provided in this Article VII, in accepting the trusts hereby created, the Trustee acts solely as Trustee hereunder and not in an individual capacity, and all persons having a claim against the Trustee by reason of the transactions contemplated by this Agreement will look only to the Trust Fund for payment or satisfaction thereof.

     Section 7.12   Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Agreement, such powers, duties, obligations, rights and trusts as the Administrator and the Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 7.8 and no notice to holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required. All fees and expenses, if any, incurred by the Trustee and arising out of the appointment of a co-trustee or separate trustee pursuant to this Section 7.11 shall be considered reimbursable fees and expenses of the Trustee for purposes of Section 7.5. All fees and expenses, if any, incurred by the Administrator and arising out of the appointment of a co-trustee or separate trustee pursuant to this Section 7.11 shall be considered reimbursable fees and expenses pursuant to Section 4.2.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 7.11 all rights, powers, duties and obligations conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustees only at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustees may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 7.13   Insurer Rights of Subrogation. etc.  If any issuer of any
                    -----------------------------------
insurance policy requests subrogation or conveyance by a special warranty deed, the Trustee shall promptly notify the Administrator. Upon receipt of instruments prepared by the Administrator together with an Officer's Certificate and request for execution from the Administrator, the Trustee shall promptly execute such instruments and return same to the Administrator for further handling. In any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor and the Person is to enter into an assumption agreement or other equivalent agreement or agreements which require the signature of the Trustee, the Administrator shall obtain from the Servicer such agreement or agreements and such other appropriate documents and deliver them to the Trustee for signature together with an Officer's Certificate explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. Upon receipt of such documents and an Officer's Certificate, the Trustee shall execute and return such documents to the Administrator for further handling. In any case in which any Mortgagor requests a partial release of the Mortgaged Property from the lien of the Mortgage or requests a subordination of the lien of the Mortgage for easements

(whether conservation or otherwise), for environmental reasons or for any other reason to be created subsequent to the date of origination of the Mortgage, the Administrator shall first determine whether to recommend to the Trustee that consent should be given on behalf of the Trust Fund to such request and, if so, should obtain from the Servicer such releases or such subordination agreements and deliver them to the Trustee for signature together with an Officer's Certificate explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. The Officer's Certificate shall in addition contain: (i) the written consent of the Administrator; (ii) information indicating that the loan-to-value ratio of the Mortgage Loan following the creation of such easement or other subordination will not exceed the loan-to-value ratio at the time of origination; (iii) a certification that the creation of such easement or other subordination will not materially and adversely affect the marketability of title to the Mortgaged Property nor the effectiveness of any of the insurance policies, or if such effectiveness would be impaired, the Officer's Certificate shall be accompanied by the written consent of the applicable issuer of such insurance policy, or if such marketability is materially and adversely affected, the Officer's Certificate shall be accompanied by the written consent of the Certificate Insurer. In addition, the Administrator shall furnish an endorsement to the related title policy to the effect that, under the laws of the state in which the related Mortgaged Property is located, the Mortgage held will continue to represent a first lien on the Mortgaged Property, notwithstanding the execution of the agreement subordinating such Mortgage to the easement or other subordination. Upon receipt of such documents and an Officer's Certificate, the Trustee shall execute and return such documents to the Administrator for further handling. The Trustee shall have no liability or responsibility to any Person for any act or omission to act taken by the Trustee in compliance with and in reliance upon the procedures set out in this Section. Any act or omission to act by the Trustee pursuant to this Section shall not require the consent of any Certificateholder. The Administrator will not be liable to any party for any release or subordination agreement furnished pursuant to this Section 7.13, provided that the Administrator has, in good faith, prepared and delivered the required Officer's Certificate and delivered any required Opinion of Counsel to the Trustee.

     Section 7.14   Direction to the Trustee.  The Company hereby directs and
                    ------------------------
authorizes the Trustee to execute, in its capacity as Trustee hereunder, the Assignment and Assumption Agreements. The Trustee shall execute the Assignments and Assumption Agreements pursuant to this Section 7.14 and by its execution thereof the Trustee does not (neither in its capacity as Trustee nor in its individual capacity) assume any obligations thereunder or make any representations therein.

                                 ARTICLE VIII.

          AMENDMENT OF ASSET ISSUANCE AGREEMENTS; REGULATORY REPORTS

     Section 8.1    Amendment of Asset Issuance Agreements; Regulatory Reports.
                    ----------------------------------------------------------
With the consent of the Certificate Insurer and the Certificateholders representing not less than 66% of the Voting Rights of all Certificates, the Trustee may take any action which by the terms of the applicable Asset Issuance Agreement requires the consent of the holders of the related Asset Certificates, including but not limited to: (1) entering into any amendments to such Asset Issuance Agreement; and (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as Asset Certificate Trustee under such Asset Issuance Agreement; provided, however, that no such action shall, without the consent of the Holder of each Certificate affected thereby:

          (a) reduce the amount, or delay the timing, of payments received on the related trust fund which are required to be distributed on any Asset Certificate, change the coin or currency in which any Asset Certificate or any interest thereon is payable, impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Asset Certificate or adversely affect the tax consequences to any holder of any Asset Certificate;

          (b) change the requirement of the consent of the holders of the Asset Certificates for any such action pursuant to such Asset Issuance Agreement;

          (c) modify any of the provisions of this Section, except to increase any percentage specified herein; or

          (d) permit the creation of any lien ranking prior to, or on a parity with, the trusts created by such Asset Issuance Agreement with respect to the related Asset Certificates or terminate the trusts created by such Asset Issuance Agreement with respect to the related Asset Certificates on any property at any time subject thereto or deprive the Holder of any Certificate of the security afforded by the related Asset Certificates;

provided, however, that notwithstanding the foregoing provisions of this
--------  -------
Section, the Trustee may, without the consent of any Holder of any Certificates but with the consent of the Certificate Insurer, consent to the release from or termination of the trusts created by such Asset Issuance Agreement with respect to any Certificated Mortgage Loan when such action by the Trustee is specifically authorized by any other provision of such Asset Issuance Agreement.

     The Trustee may in its discretion determine whether or not any Certificates would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Certificates, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any act of Certificateholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such act shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Company shall mail to the Holders of the Certificates a notice setting forth in general terms the substance of such action. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

     Nothing contained herein shall require the consent of any holder of an Asset Certificate to any amendment or supplement to the applicable Asset Issuance Agreement if the consent of such holder is not otherwise required by the terms of such Asset Issuance Agreement.

     Section 8.2    Preparation of Regulatory Reports.
                    ---------------------------------

     (a) Subject to the provisions of subsections (b) and (c) below, the Company shall prepare or cause to be prepared, on behalf of the Trust Fund, and delivered in a timely manner to the Trustee for its review and execution, such supplementary and periodic information, documents and reports (such information, documents or reports are referred to hereinafter as the "Periodic Report") as may be required pursuant to Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder or as a condition to approval of any application for relief ("Application for Relief") and, in connection therewith, shall prepare such applications and requests for exemption and other relief from such provisions as it may deem appropriate. The Company shall be deemed to certify as to each Periodic Report delivered to the Trustee for its review and execution that it conforms in all material respects to applicable reporting requirements imposed by the Exchange Act or is otherwise in form and content appropriate for filing with the SEC. The Trustee (i) shall execute all such Periodic Reports and Applications for Relief delivered as provided above and shall return the same to the Administrator for filing with the SEC and other required filing offices, if any, on behalf of the Trust Fund or (ii) shall authorize the Company to execute any such Periodic Report or Application for Relief on the Trustee's behalf. The Company shall be deemed to be authorized by the Trustee to execute such Periodic Report or Application for Relief on the Trustee's behalf unless otherwise notified in writing by the Trustee.

     (b) Within 30 days after the beginning of the first fiscal year of the Trust Fund during which the obligation to file Periodic Reports pursuant to the Exchange Act shall have been suspended, the Company shall prepare, or cause to be prepared, a notice on SEC Form 15 ("Form 15") and shall forward such notice to the Trustee for execution, whereupon the Trustee shall return the executed Form 15 to the Company or shall authorize the Company to execute such Form 15 on the Trustee's behalf; provided, however, that the Company shall be under no obligation to prepare such notice if the number of Certificateholders exceeds
300. Upon receipt of a written request from the Company, the Trustee shall notify the Company as to the number of Certificateholders shown on the Certificate Register. The Company shall file any notice on Form 15 with the SEC in accordance with the provisions of Rule 15d-6 under the Exchange Act.

     (c) Notwithstanding any other provision of this Agreement, the Trustee has not assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of the Company or any other Person with respect to (1) the registration of the Certificates pursuant to the Securities Act of 1933, as amended (the "Securities Act"), (2) the issuance or sale of the Certificates, or (3) compliance with the provisions of the Securities Act, the Exchange Act, or any applicable federal or state securities or other laws including, without limitation, any requirements to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

     (d) In connection with the Company's preparation of any Form 15 or of any Periodic Report, the Trustee shall provide it with information which it may reasonably request concerning the number and identity of the Holders appearing on the Certificate Register maintained by the Certificate Registrar, but, other than in respect of Depository Participants, the Trustee shall have no duty or obligation to provide information which does not appear on the Certificate Register, including any information concerning the ownership of Persons for whom a nominee is the Holder of record.

                                  ARTICLE IX

                                    DEFAULT

     Section 9.1    Events of Default.  In case one or more of the following
                    -----------------
Events of Default by the Administrator shall occur and be continuing:

          (i) a failure on the part of the Administrator duly to observe or perform in any material respect any of the covenants or agreements on the part of the Administrator in the Certificates or in this Agreement herein contained which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Trustee, the Certificate Insurer or the Company, or to the Administrator and the Trustee by the holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Trustee may consent to a reasonable extension of time if corrective action is instituted by the Administrator within the applicable period and diligently pursued until fully corrected; or

          (ii) a failure by the Administrator to make a Monthly Advance or Expense Advance as required by Section 6.11 within three (3) Business Days after the date on which written notice of such failure shall have been given to the Administrator by the Trustee, the Certificate Insurer, or the Company; or

          (iii) a failure by the Administrator to cause the Servicers to remit monies to the Certificate Account on or prior to each Remittance Date pursuant to Section 4.1(c) within one (1)Business Day after the date on which written notice of such failure shall have been given to the Administrator by the Trustee, the Certificate Insurer, or the Company; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) the Administrator shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Administrator or of or relating to all or substantially all of its property; or

          (vi) the Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, the Certificate Insurer (so long as no Certificate Insurer Monetary Default exists or is continuing) or the holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, by notice in writing to the Administrator (and to the Trustee if given by the Certificateholders as provided above) may terminate all of the rights and obligations of the Administrator under this Agreement and in and to the Mortgage Assets and the proceeds thereof; provided, however, that the rights and obligations of the Administrator under this Agreement may not be terminated by a party other than the Certificate Insurer for so long as no Certificate Insurer Monetary Default exists and is continuing, without first obtaining the written consent of the Certificate Insurer. Such notice shall specify, to the extent possible, the timing and the method of transition to a new administrator. On or after the receipt by the Administrator of such written notice and upon the effective date of the transfer to the new administrator, all authority and power of the Administrator under this Agreement, whether with respect to the Certificates or the Mortgage Assets or otherwise, shall pass to and be vested in the Trustee, or the new administrator if one shall have been appointed, pursuant to and under this
Section 9.1; and, without limitation, the Trustee, or the new administrator if one shall have been appointed, is hereby authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Assets and related documents, or otherwise. The Administrator agrees to cooperate with the Trustee, or the new administrator if one shall have been appointed, in effecting the termination of the Administrator's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee, or the new administrator if one shall have been appointed, for administration by it of all cash amounts which shall at the time be credited by the Administrator to the Certificate Account or thereafter received with respect to the Mortgage Assets.

     Section 9.2    Trustee to Act; Appointment of Successor. On or after the
                    ----------------------------------------
time the Administrator receives a notice of termination pursuant to Section 9.1 or the Trustee receives notice of resignation of the Administrator, as permitted by Section 6.10, the Company shall direct the Trustee to appoint any established housing and home finance institution having a net worth of not less than $10,000,000 which is acceptable to the Rating Agencies and, for so long as no Certificate Insurer Monetary Default Exists, the Certificate Insurer, as evidenced by a letter from each of the Rating Agencies and the Certificate Insurer to such effect, as the successor to the Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Administrator hereunder. If no such successor shall have been appointed within 30 days after such termination or resignation, then either the Company or the Trustee may petition a court of competent jurisdiction for the appointment of a successor administrator. Pending appointment of a successor to the Administrator hereunder, the Trustee shall act in such capacity as hereinabove provided, except to the extent prohibited by applicable law. In connection with such appointment and assumption, the Trustee and the Company may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Administrator hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     If the Trustee shall succeed to the Administrator's duties as administrator as provided herein, it shall do so in its individual capacity and not in its capacity as trustee and, accordingly, the provisions of Article VII shall be inapplicable to the Trustee in its duties as the successor to the Administrator hereunder. If the Trustee shall act as administrator hereunder, then in addition to its Trustee's fees, it shall be entitled to the same fees as the Administrator (as provided for in Section 6.4 above) for such period of time as it acts as administrator. In the event that the Trustee shall not seek to appoint a successor servicer within three months of its succession to the Administrator's duties as servicer, it shall resign as Trustee pursuant to
Section 7.7 and shall appoint, or petition a court to appoint, a successor trustee pursuant to such Section 7.7.

     Section 9.3    Notification to Certificateholders.  Upon any such
                    ----------------------------------
termination or appointment of a successor to the Administrator, the Trustee shall give prompt written notice thereof to all of the Certificateholders at their respective addresses as they appear in the Certificate Register and, for so long as the Certificate Insurance Policy remains in effect, to the Certificate Insurer.

     Section 9.4    Trustee May File Proofs of Claim.  In case of the pendency
                    --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Administrator or the property of the Administrator or its creditors, the Trustee (irrespective of whether the Trustee shall have made any demand to terminate the rights of the Administrator hereunder) shall be entitled and empowered, by intervention in such proceeding or otherwise, to

          (i) file and prove a claim for the whole amount due, owing and unpaid in respect of the Certificates issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Certificateholders allowed in such proceeding, and

          (ii) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustees, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Certificateholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Certificate holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder or the Certificate Insurer any plan of reorganization, arrangement, adjustment, or composition affecting any of the Certificates or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificate holder or the Certificate Insurer in any such proceeding.

     Section 9.5    Trustee May Enforce Claims Without Possession  of
                    -------------------------------------------------
Certificate.  All rights of action and claims under this Agreement or any of the
-----------
Certificates may be prosecuted to judgment or final decree, enforced and collected by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Certificates in respect of which such judgment has been recovered. Any surplus shall be available for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 9.6    Rights and Remedies Cumulative.  The Trustee may in its
                    ------------------------------
discretion proceed to protect and enforce its rights and the rights of Certificateholders by all available and appropriate proceedings, at law or in equity, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. No right or remedy herein conferred upon or reserved to the Trustee or to the Certif icateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent asser tion or employment of any other appropriate right or remedy.

     Section 9.7    Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any holder of any Certificate to exercise any right or remedy accruing upon any Event of Default or otherwise shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by the law to the Trustee or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Certificateholders, as the case may be.

                                  ARTICLE X.

                               REMIC PROVISIONS

     Section 10.1   REMIC Administration Provisions.  It is intended that the
                    -------------------------------
Series 1996-C REMIC formed hereunder shall constitute, and that the affairs of the Series 1996-C REMIC shall be conducted so as to qualify such REMIC as, a "real estate mortgage investment conduit" as defined in and in accordance with such REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall cause the REMIC Administrator to act as agent (and the REMIC Administrator is hereby appointed to act as agent) on behalf of the Trust Fund and the respective Holders of the Residual Certificates and that the REMIC Administrator shall:

          (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the Series 1996-C REMIC, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of that person that the Holders of the Certificates may contact for tax information relating thereto (and the Company shall cause the REMIC Administrator to act as the representative of the Series 1996-C REMIC for this purpose), together with such additional information as may be required by such form, and shall update such information at the time or times in the manner required by the Code;

          (iii) make or cause to be made an election, on behalf of the Series 1996-C REMIC, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 9.3 hereof on the federal tax return of the Series 1996-C REMIC for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using a CPR of 25% per annum;

          (v) as required by Section 3.2(b), provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate (including the information required by Treasury Regulation
     Section 1.860D-1(b)(5)(ii)) to the Internal Revenue Service and to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified organization is the record holder of an interest and to any other Person specified in Section 860E(e)(3) and (6) of the Code as liable for the tax imposed under Section 860E(e) of the Code (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of the Series 1996-C REMIC at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

          (vii) not knowingly or intentionally take any action or omit to take any action that would cause a REMIC Loss;

          (viii) exercise reasonable care not to allow the creation of any "interests" in the Series 1996-C REMIC within the meaning of section 860D(a)(2) of the Code other than the Class A Regular Interest, Class X Regular Interest and Class R Residual Interest specified in Article I;

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the REMIC Administrator shall have provided an Opinion of Counsel to the Trustee that such occurrence would not cause a REMIC Loss;

          (x) exercise reasonable care not to allow the Series 1996-C REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

          (xi) pay, except as provided below, from amounts received pursuant to Section 4.2, the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the Series 1996-C REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the REMIC Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the REMIC Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

          (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

          (xiii) cause the first federal income tax return of the Series 1996-C REMIC to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2) and set forth in said tax returns the designations of the respective interests in such Series 1996-C REMIC as set forth in Section 10.3; and

          (xiv) maintain such records relating to the Series 1996-C REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities therefor, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

As compensation for the services provided by the REMIC Administrator hereunder, on each Distribution Date, the REMIC Administrator shall be entitled to receive all amounts in respect of reinvestment income earned from amounts on deposit in the Certificate Account during the related Interest Accrual Period. In addition, the REMIC Administrator shall be entitled to be reimbursed pursuant to Section
4.2 for any federal income taxes paid or payable pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company or the REMIC Administrator in the performance of its obligations hereunder. The Asset Issuance Agreement provides that under certain circumstances the

Administrator thereunder shall obtain Opinions of Counsel at the expense of the Trust Fund. Such expenses shall be submitted to the REMIC Administrator for approval and, upon approval in writing, shall either be paid by the REMIC Administrator, to the extent such expenses do not exceed the fees paid to the REMIC Administrator hereunder and under the Asset Issuance Agreement, or to the extent such expenses exceed such fees, shall be submitted by the REMIC Administrator to the Trustee for payment pursuant to Section 4.2. Pursuant to the Asset Issuance Agreement, the Administrator thereunder has agreed to be the REMIC Administrator hereunder.

     Section 10.2   Investments.  No Permitted Instrument shall be sold before
                    -----------
the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Trustee has obtained an Opinion of Counsel that such sale or disposition will not cause a REMIC Loss.

     Section 10.3   Designations under the REMIC Provisions.
                    ---------------------------------------

     (a) The Company hereby designates the Class A Regular Interest and the Class X Regular Interest as the "regular interests" in the Series 1996-C REMIC for purposes of the REMIC Provisions. Each Holder of a Class A Certificate shall be deemed to own an undivided beneficial ownership interest on two assets: (i) the Class A Regular Interest and (ii) the Cap Agreement. The Cap Agreement is not included as part of the Series 1996-C REMIC. Each Holder of a Class X Certificate shall be deemed to own an undivided beneficial ownership in the Initial Class X Reserve Account for purposes of the REMIC Provisions. The Company hereby designates the Class R Residual Interest as the "residual interest" in the Series 1996-C REMIC. Each Holder of a Class R Certificate shall be deemed to own an undivided beneficial ownership in the Initial Class R Reserve Account for purposes of the REMIC Provisions.

     (b) The Closing Date will be the "Startup Day" for the Series 1996-C REMIC for purposes of the REMIC Provisions.

     (c) The "latest possible maturity date" of the regular interests in the Series 1996-C REMIC for purposes of section 860G(a)(1) of the Code is the Latest Possible Maturity Date.



                                  ARTICLE XI.

                                  TERMINATION

     Section 11.1   Termination upon Repurchase by the Company or Liquidation of
                    ------------------------------------------------------------
All Asset Certificates and All PWRES Mortgage Loans.  Subject to Section 10.2,
---------------------------------------------------
the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the rights, privileges and immunities of the Trustee under Article VII, the obligations of the Company under Section 7.5 and the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this
Article XI following the earlier of (a) the repurchase by the Company of all Asset Certificates and all PWRES Mortgage Loans remaining in the Trust Fund at a price (the

"Termination Price") equal to 100% of the Pool Principal Balance, plus accrued and unpaid interest thereon at the weighted average of the Net Mortgage Rates of the Mortgage Loans to the date of such repurchase; and (b) the later of the final payment or other liquidation of the last Asset Certificate and/or PWRES Mortgage Loan remaining in the Trust Fund; provided, however, that in no event
                                           --------  -------
shall the Trust Fund created hereby continue beyond the date which is the earlier of (i) the Latest Possible Maturity Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The right of the Company to repurchase all of the Asset Certificates and the PWRES Mortgage Loans (other than the 40-year Loan) pursuant to clause (a) above shall be conditioned upon
(x) the Pool Principal Balance as of the date of such repurchase being equal to or less than 10% of the Pool Principal Balance as of the Cut-off Date, and (y) if termination pursuant to such clause (a) would result in a claim being made under the Certificate Insurance Policy or would result, after application of all amounts payable to the Certificate Insurer in any outstanding Cumulative Certificate Insurance Payments the consent of the Certificate Insurer.

     Notwithstanding anything herein to the contrary, in the event that the principal balance of the PWRES Mortgage Loan identified as "Loan Id 345828" on the Schedule of Mortgage Loans (the "40-Year Loan") has not been reduced to zero on or before the Distribution Date occuring in October 2026, and any Class of Certificates remains outstanding on such Distribution Date, the Trustee shall cause PWRES to repurchase such 40-Year Loan on such Distribution Date pursuant to Section 8(g) of the Mortgage Loan Purchase Agreement at a price equal to 100% of the Scheduled Principal Balance of such 40-Year Loan as of such Distribution Date, plus accrued interest at the related Mortgage Rate to the date of such repurchase.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (B) the estimated amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. If such notice is given in connection with the exercise by the Company of its right of repurchase of the Asset Certificates, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day preceding the final Distribution Date in next day funds an amount equal to the price described above, it being understood that the Trust Fund shall be entitled to any distribution in respect of the Mortgage Assets due and payable on the Remittance Date preceding the date of repurchase. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders the amounts specified in
Section 10.3, any such distribution being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee following such final deposit, the Trustee shall promptly release to the Company the Mortgage Assets and related documentation.

     On the final Distribution Date, the Trustee shall distribute amounts as specified in Section 10.3. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.3 but only upon presentation and surrender of the Certificates.

     If all of the Certificateholders do not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates have not been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. In addition, the Trustee shall reimburse the Certificate Insurer from amounts available in the Certificate Account to the extent of any Cumulative Certificate Insurance Payments, but only after all distributions have been made pursuant to Section 4.2 and after all Reinvestment Income has been paid to the Administrator; provided, however, that the Trustee shall retain sufficient funds in the Certificate Account to make final payment to all non-tendering Certificateholders. In addition, the Trustee shall continue to hold any remaining funds in the Policy Payments Account for the benefit of the non-tendering Certificateholders, and such Certificateholders shall thereafter look solely to the Trustee for payment thereof, and all liability of the Certificate Insurer with respect to such funds shall thereupon cease.

     Regardless of the date upon which the Certificateholders shall surrender their Certificates for cancellation, no interest shall accrue to such Certificateholders after the Distribution Date specified in the first above mentioned written notice.

     Section 11.2   Additional Termination Requirements.
                    -----------------------------------

     (a) If the Company exercises its purchase option as provided in Section 11.1, the Trust Fund and the Series 1996-C REMIC shall be terminated upon satisfaction of the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 11.2 will not (1) result in the imposition of taxes on "prohibited transactions" of the Series 1996-C REMIC as defined in Section 860F of the Code, or (2) cause the Series 1996-C REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 11.1, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for the Series 1996-C REMIC within the meaning of Section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 11.1.

     (2) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Company to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (3) On the final federal income tax return for the Series 1996-C REMIC, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

     Section 11.3   Distributions on the Final Distribution Date. On the final
                    --------------------------------------------
Distribution Date, the Trustee shall distribute amounts available for distribution on the Certificates as provided in Section 4.2. On the final Distribution Date the Available Funds shall include (i) the regular distribution made on the Asset Certificates on the related Remittance Date, (ii) the Remittance made in respect of the PWRES Mortgage Loans on the related Remittance Date, and (iii) if the final distribution is made pursuant to a repurchase under
Section 11.1, the purchase price paid by the Company pursuant to Section 11.1.



                                 ARTICLE XII.

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

     Section 12.1   Rights of the Certificate Insurer To Exercise Rights of
                    -------------------------------------------------------
Certificateholders.
------------------

     By accepting its Certificate, each Certificateholder agrees that unless a Certificate Insurer Monetary Default exists and is continuing, the Certificate Insurer shall have the right to exercise all rights of the Certificateholders under this Agreement (except the right to receive distributions on the Certificates hereunder) without any further consent of the Certificateholders, and unless a Certificate Insurer Monetary Default exists and is continuing, such rights may be exercised by the Certificateholders only with the prior written consent of the Certificate Insurer.

     Section 12.1   Trust Fund and Accounts Held for Benefit of the
                    -----------------------------------------------
Certificate Insurer.
-------------------

     The Trustee shall hold the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Certificateholders shall be deemed to include the Certificate Insurer. So long as no Certificate Insurer Monetary Default exits and is continuing, the Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

     The Administrator hereby acknowledges and agrees that it shall service and administer the Mortgage Assets for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

     Section 12.3   Effect of Payments by the Certificate Insurer;
                    ----------------------------------------------
Subrogation.
-----------

     Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment on such Certificates from the Trust Fund and shall not result in the payment of or the provision for the payment of the principal of or interest on the Certificates within the meaning of Section 4.2. The Company, the Administrator and the Trustee acknowledge, and each Certificateholder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Company, the Administrator, the Trustee or any Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Certificates to the Certificateholders, the Certificate Insurer will be fully subrogated to the rights of such Certificateholders to receive such principal and interest from the Trust Fund and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     So long as no Certificate Insurer Monetary Default exists and is continuing, the Trustee, the Company and the Administrator shall cooperate in all respects, with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Certificateholders as otherwise set forth herein.

     Section 12.4   Notices to the Certificate Insurer.
                    ----------------------------------

     All notices, statements, reports, certificates or opinions required by this Pooling and Administration Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer.

     Section 12.5   Third-Party Beneficiary.
                    -----------------------

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

     Section 12.6   Trustee To Act Solely with the Consent of Certificate
                    -----------------------------------------------------
Insurer.  Unless a Certificate Insurer Defaults exists, the Trustee shall not
-------
without the consent of the Certificate Insurer: (a) terminate the rights and obligations of the Administrator under this Agreement, (b) consent to the resignation by the Administrator under this Agreement, (c) terminate the rights and obligations of any Servicer under a Servicing Agreement or permit such termination by the Administrator, (d) consent to the resignation by a Servicer under a Servicing Agreement or to the transfer of servicing to a successor Servicer, or permit the Administrator to so consent, (e) permit any modification or amendment to a Servicing Agreement, including any servicing guide incorporated therein by reference, that materially and adversely affects the interests of the Certificate Insurer, or (f) release any Servicer from liability under the related Servicing Agreement.

                                 ARTICLE XIII.

                           MISCELLANEOUS PROVISIONS

     Section 13.1   Amendment.  This Agreement may be amended from time to time
                    ---------
by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, provided that subject to the next
                                           -------- ----
sentence, in each case such action will not adversely affect in any material respect the interests of any Certificateholder. Any amendment described above shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if either (i) an Opinion of Counsel is obtained to such effect, or (ii) the Person requesting the amendment obtains a letter from each Rating Agency confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by such Rating Agency to the Certificates (determined without regard to the Certificate Insurance Policy). Notwithstanding the foregoing, the Trustee and the Company may at any time and from time to time amend this Agreement, without the consent of the Certificateholders or the Certificate Insurer, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Series 1996-C REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trustee at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an Opinion of Counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Certificateholders evidencing not less than 66% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any
              --------  -------
manner the amount of, or delay the timing of, collections of payments on the Mortgage Assets or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not cause a REMIC Loss at any time that any Certificates are outstanding. In addition, notwithstanding any contrary provision in this Agreement, this Agreement may not be amended in any manner which would adversely affect the Certificate Insurer or the Certificateholders without the prior written consent of the Certificate Insurer.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of the Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof of Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 13.2   Recordation of Agreement; Counterparts.  To the extent
                    --------------------------------------
permitted by applicable law, a memorandum describing this Agreement is subject to recordation in all appropriate public offices, such recordation to be effected by the Company and at the Company's expense and direction, but only upon direction of the Company accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 13.3   Limitation on Rights of Certificateholders.  The death or
                    ------------------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor shall it entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as expressly provided herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners; nor, to the extent permitted by applicable law, shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates, with the written consent of the Certificate Insurer, of each Class affected thereby evidencing not less than 50% of the Certificate Principal Balance of the Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days, after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certifi-cateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates or the Certificate Insurer, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all of the Certificateholders and the Certificate Insurer. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder, the Certificate Insurer and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.4   Limitation on Liability of Parties.  Each party to this
                    ----------------------------------
Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

     Section 13.5   Limitation on Liability of Directors, Officers, Employees
                    ---------------------------------------------------------
and Agents of a Party.  No director, officer, employee or agent of any party to
---------------------
this Agreement shall be liable to any other party for the taking of any action or for refraining to take any action in good faith pursuant to this Agreement.

     SECTION 13.6   GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS.

     Section 13.7   Notices.  All demands, notices and communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given if delivered personally or by a recognized (overnight) courier service or by telecopy at or mailed by registered mail, postage prepaid, to (a) in the case of the Company, 2711 North Haskell Avenue, Suite 1000, Dallas, Texas 75204, Attention: Wade Walker, Telecopy No. (214) 874-2599 (Confirmation No. (214) 874-2500), (b) in
the case of the Administrator, 2711 North Haskell Avenue, Suite 900, Dallas, Texas 75204, Attention: Rob Caire, Telecopy No. (214) 874-2642 (Confirmation No.
(214) 874-2323), (c) in the case of the Trustee, 600 Travis, 8th Floor, Houston, Texas 77002, Attention: Corporate Trust Department (Telecopy No. (713) 216-4880 (Confirmation No. (800) 367-6548), (d) in the case of the Certificate Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022,
Attention: Surveillance Department, Re: CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C, Telecopy No. (212) 339-3518 or (212) 339-3529 (Confirmation No. (212) 826-1000), (e) in the case of S&P, Standard and Poor's Ratings Group, 26 Broadway, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group, Telecopy No. (212) 208-0053 (Confirmation No. (212) 208-8000), and (f) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Group, Telecopy No. (212) 553-4948 (Confirmation No. (212) 553-0300) or such other address as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. In each case in which a notice or other communication to the Certificate Insurer relates to an Event of Default or a Notice of Claim under the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and Head-Financial Guaranty Group of the Certificate Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Unless otherwise specified herein, any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The parties to this Agreement agree that when the Trustee takes an action or agrees to take an action upon receipt of a telex, telecopy or facsimile transmission, such telex, telecopy or facsimile transmission shall be deemed to be an original document for all purposes (including court proceedings).

     Section 13.8   Notices to the Rating Agencies.  The Company shall deliver
                    ------------------------------
written notice of the following events to the Rating Agencies and the Certificate Insurer promptly following the occurrence thereof: material amendment to this Agreement or to the Asset Issuance Agreements; any event of default; change in or termination of the Trustee; and final payment to Certificateholders. In addition, the Company shall deliver copies of the Distribution Date Statements to the Rating Agencies and the Certificate Insurer at the time such documents are required to be delivered pursuant to this Agreement. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an event of default under this Agreement.

     Section 13.9   Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.10  Restrictions on Sale of Assets.  The Trustee is prohibited
                    ------------------------------
from selling or otherwise disposing of any assets of the Trust Fund, except as specifically set forth herein, without the consent of all of the Certificateholders and the Certificate Insurer unless the Trustee shall have received an Opinion of Counsel to the effect that such disposition will not cause a REMIC Loss.

     Section 13.11  Intention of Parties.
                    --------------------

     (a) Each of the parties hereto expressly intends and agrees that the transfers of the Mortgage Assets by the Depositor contemplated and effected under this Agreement are absolute sales and not pledges or assignments of only a security interest and shall be given effect as such for all purposes. The limited rights of recourse hereunder against the Company are intended to provide to the Trustee a remedy for breach of representations and warranties by the Company relating to the condition of the property sold, rather than to the collectibility of underlying indebtedness, and therefore are consistent with warranties ordinarily given by a seller of goods under Article 2 of the Uniform Commercial Code.

     (b) It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Assets and the other assets constituting the Trust Fund are held to be property of the Company, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Assets and all other assets constituting the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.1 hereof shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title and interest in and to the Mortgage Assets and all amounts payable to the holders of the Mortgage Assets in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, from time to time held or invested in any account maintained pursuant to the terms of this Agreement, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Company's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Assets and the Trust Fund; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Company hereby grants to the Trustee a security interest in the Mortgage Assets and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Company of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.1 hereof to be a true, absolute and unconditional sale of the Mortgage Assets and all other assets constituting the Trust Fund by the Company to the Trustee. The Company and the Trustee, at the Administrator's direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Assets and all other assets constituting the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as the Mortgage Assets remain outstanding and are held by the Trustee. Without limiting the generality of the foregoing, the Trustee, at the direction and expense of the Administrator, shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Assets.


     Section 13.12  Class X Voting Rights.
                    ----------------------

The 1% of Voting Rights allocated to the Class X Certificates shall be exercised by the consent of Class X Certificateholders evidencing aggregate interests in excess of 50% in the Class X Certificates.

     IN WITNESS WHEREOF, the Company, the Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                              CMC SECURITIES CORPORATION II



                              By:_______________________________________________
                                 Wade Walker
                                 Vice President - Asset and Liability Management


                              CAPSTEAD MORTGAGE CORPORATION



                              By:_______________________________________________
                                 Robert D. Caire
                                 Vice President


                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as
                              Trustee



                              By:_______________________________________________
                                 Bill Marshall
                                 Vice President and Trust Officer

STATE OF NEW YORK   (S)
                    (S)
COUNTY OF NEW YORK  (S)

     On the 30th day of October, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice
President - Asset and Liability Management of CMC Securities Corporation II, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of New York
___________________________

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 30th day of October, 1996, before me, a notary public in and for said State, personally appeared Robert D. Caire, known to me to be a Vice President - Master Servicing of Capstead Mortgage Corporation, a Maryland corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of Texas
___________________________

STATE OF NEW YORK   (S)
                    (S)
COUNTY OF NEW YORK  (S)

     On the 30th day of October, 1996, before me, a notary public in and for said State, personally appeared Bill Marshall, known to me to be a Vice President and Trust Officer of Texas Commerce Bank National Association, a national banking association, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   _____________________________________________
My Commission Expires:             NOTARY PUBLIC
                                   In and For the State of New York
___________________________